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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07444

American Strategic Income Portfolio Inc. III

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi  800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:   August 31

Date of reporting period:  August 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

FIRST AMERICAN

FIRST AMERICAN MORTGAGE FUNDS

Primary Investments

American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (“First American Mortgage Funds” or the “funds”) invest in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The funds may also invest in U.S. government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights. The funds borrow through the use of reverse repurchase agreements and revolving credit facilities. Use of borrowing and certain other investments and investment techniques may cause the funds’ net asset value (“NAV”) to fluctuate to a greater extent than would be expected from interest-rate movements alone.

Fund Objectives

Each fund’s primary objective is to achieve high levels of current income. Each fund’s secondary objective is to seek capital appreciation. As with other mutual funds, there can be no assurance these funds will achieve their objectives.

Table of Contents

6	Fund Overviews

16	Financial Statements

21	Notes to Financial Statements

33	Schedule of Investments

50	Report of Independent Registered Public Accounting Firm

51	Notice to Shareholders

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

Average Annual Total Returns – ASP

Based on NAV for the period ended August 31, 2006

*The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results. • Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2006, were 3.18%, 5.59%, and 8.41%, respectively. Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. • Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. • The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

Average Annual Total Returns – BSP

Based on NAV for the period ended August 31, 2006

*The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results. • Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2006, were 1.34%, 5.73%, and 9.06%, respectively. Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. • Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. • The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

Average Annual Total Returns – CSP

Based on NAV for the period ended August 31, 2006

*The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results. • Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2006, were 8.60%, 7.43%, and 9.74%, respectively. Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. • Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. • The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

Average Annual Total Returns – SLA

Based on NAV for the period ended August 31, 2006

*The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results. • Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2006, were 7.86%, 7.98%, and 10.54%, respectively. Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. • Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. • The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

INTRODUCTION for ASP, BSP, CSP, SLA

The interest-rate environment continues to be challenging. The 10-year Treasury yield during the reporting period rose from 4.01% to 4.73%. With the rise in interest rates, we have been more inclined to add fixed-rate mortgage product to the portfolios. We continue to add adjustable rate loans, generally of shorter duration, to the portfolios. The adjustable-rate loans typically use the one-month London Interbank Offering Rate (LIBOR) as their base rate. During the reporting period, the one-month LIBOR increased from 3.70% to 5.33%. While the increase in the LIBOR boosted the funds’ income from its adjustable rate loans, it also raised the funds’ interest expense.

The funds continued to use leverage, or borrowing, during the period. The one-month LIBOR is the base rate for the borrowing used by the funds. As the one-month LIBOR increased, the interest expense of the funds also went up. It is important to keep in mind that the use of leverage increases interest-rate risk in the funds and will increase the volatility of the funds’ NAV and market price.

Fund OVERVIEW – ASP

Fund Management

John Wenker is primarily responsible for the management of the fund. He has 23 years of financial experience.

Chris Neuharth, CFA, is responsible for the management of the mortgage-backed securities portion of the fund. He has 25 years of financial experience.

For the fiscal year ended August 31, 2006, the fund had a total return of 3.73% based on its NAV. The fund’s benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 2.03% during the period. The outperformance of the fund relative to its benchmark is mainly the result of the higher income levels paid by our mortgage investments compared to the securities that comprise the index and the stable-credit profile of the fund’s mortgage portfolio.

During the reporting period, four loans were paid off with an unpaid principal balance of $4.04 million and a net weighted average coupon of 7.57%, and 11 loans were purchased with an original principal balance of $18.40 million and a net weighted average coupon of 7.53%. As of August 31, 2006, there were no loans in default. Prepayment penalties from loans that were paid off during the reporting period amounted to $41,887.

Portfolio Allocation

As a percentage of total assets on August 31, 2006

During the reporting period, the fund paid $0.7350 per share in dividends, resulting in an annualized distribution yield of 6.72% based on the August 31, 2006, market price of $10.94. As of August 31, 2006, undistributed net investment income was $0.0386 per share. The fund decreased its dividend from $0.0650 per share to $0.0600 per share in December 2005.

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2006. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2006, based on the value outstanding.

Single family loans

Current	95.2%
30 Days	1.0%
60 Days	3.8%
90 Days	0.0%
120+ Days	0.0%

Multifamily and commercial loans

Current	100.0%
30 Days	0.0%
60 Days	0.0%
90 Days	0.0%
120+ Days	0.0%

Fund OVERVIEW – BSP

Fund Management

John Wenker is primarily responsible for the management of the fund. He has 23 years of financial experience.

Chris Neuharth, CFA, is responsible for the management of the mortgage-backed securities portion of the fund. He has 25 years of financial experience.

For the fiscal year ended August 31, 2006, the fund had a total return of 6.02%, based on its NAV. The fund’s benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 2.03% during the period. The outperformance of the fund relative to its benchmark is mainly the result of the higher income levels paid by our mortgage investments compared to the securities that comprise the index.

During the reporting period, 17 loans were paid off with an unpaid principal balance of $99.7 million and a net weighted average coupon of 8.04%, and nine loans were purchased with an original principal balance of $53.9 million and a net weighted average coupon of 7.51%. During the reporting period, the fund took possession of a multifamily property that had been in default. The estimated value of the property represents 4.93% of the fund’s net assets as of August 31, 2006; the fund management is working to stabilize the property and sell it. At fiscal year end, the fund owned two multifamily apartment buildings representing 9.12% of total net assets. Prepayment penalties from loans that were paid off during the reporting period amounted to $615,389.

Portfolio Allocation

As a percentage of total assets on August 31, 2006

During the reporting period, the fund paid $0.9300 per share in dividends, resulting in an annualized distribution yield of 8.64% based on the August 31, 2006, market price of $10.76. As of August 31, 2006, undistributed net investment income was $0.4672 per share. The fund decreased its dividend from $0.0800 per share to $0.0650 per share in July 2006.

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2006. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2006, based on the value outstanding.

Single family loans

Current	100.0%
30 Days	0.0%
60 Days	0.0%
90 Days	0.0%
120+ Days	0.0%

Multifamily and commercial loans

Current	100.0%
30 Days	0.0%
60 Days	0.0%
90 Days	0.0%
120+ Days	0.0%

Fund OVERVIEW – CSP

Fund Management

John Wenker is primarily responsible for the management of the fund. He has 23 years of financial experience.

Chris Neuharth, CFA, is responsible for the management of the mortgage-backed securities portion of the fund. He has 25 years of financial experience.

For the fiscal year ended August 31, 2006, the fund had a total return of 6.45%, based on its NAV. The fund’s benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 2.03% during the period. The outperformance of the fund relative to its benchmark is due to several factors, including the higher income levels paid by our mortgage investments compared to the securities that comprise the index, the stable credit profile of the fund’s mortgage portfolio, and the positive effects of prepayment penalties.

During the reporting period, 23 loans were paid off with an unpaid principal balance of $74.66 million and a net weighted average coupon of 8.20%, and 20 loans were purchased with an original principal balance of $133.68 million and a net weighted average coupon of 8.04%. As of August 31, 2006, there were no multifamily or commercial loans in default. Prepayment penalties from loans that were paid off during the reporting period amounted to $1,916,690.

Portfolio Allocation

As a percentage of total assets on August 31, 2006

During the reporting period, the funds paid $0.7905 per share in dividends, resulting in an annualized distributed yield of 7.06% based on the August 31, 2006 market price of $11.20. As of August 31, 2006, undistributed net investment income was $0.2293 per share. The fund’s dividend was increased from $0.0650 per share to $0.0700 per share in July 2006.

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2006. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

Delinquent Loan Profile

The tables below show the percentages of single family loans and a private mortgage-backed security and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2006, based on the value outstanding.

Single family loans and a private mortgage-backed security

Current	100.0%
30 Days	0.0%
60 Days	0.0%
90 Days	0.0%
120+ Days	0.0%

Multifamily and commercial loans

Current	98.0%
30 Days	0.0%
60 Days	0.0%
90 Days	0.0%
120+ Days	2.0%

Fund OVERVIEW – SLA

Fund Management

John Wenker is primarily responsible for the management of the fund. He has 23 years of financial experience.

Chris Neuharth, CFA, is responsible for the management of the mortgage-backed securities portion of the fund. He has 25 years of financial experience.

For the fiscal year ended August 31, 2006, the fund had a total return of 6.12%, based on its NAV. The fund’s benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 2.03% during the period. The outperformance of the fund relative to its benchmark is due to several factors, including the higher income levels paid by our mortgage investments compared to the securities that comprise the index, the stable credit profile of the fund’s mortgage portfolio, and the positive effects of prepayment penalties.

During the reporting period, 12 loans were paid off with an unpaid principal balance of $45.2 million and a net weighted average coupon of 7.94%, and nine loans were purchased with an original principal balance of $41.55 million and a net weighted average coupon of 7.50%. As of August 31, 2006, no multifamily or commercial loans were in default. Prepayment penalties from loans that were paid off during the reporting period amounted to $1,245,332.

Portfolio Allocation

As a percentage of total assets on August 31, 2006

During the reporting period, the fund paid $1.2337 per share in dividends, which included a $0.24 per share special cash dividend and a $0.14367 per share long-term capital gain dividend resulting in an annualized distribution yield of 10.18% based on the August 31, 2006, market price of $12.12. The fund increased its monthly dividend from $0.0700 per share to $0.0750 per share in July 2006. As of August 31, 2006, undistributed net investment income was $0.1636 per share.

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2006.

Delinquent Loan Profile

The tables below show the percentages of multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2006, based on the value outstanding.

Multifamily and commercial loans

Current	94.3%
30 Days	0.0%
60 Days	0.0%
90 Days	0.0%
120+ Days	5.7%

CONCLUSION for ASP, BSP, CSP, SLA

As of this writing, the commercial real estate markets have stabilized, with occupancy levels increasing moderately over the past several months. Rental income has begun to improve in some markets, most notably the East and West coasts. An abundance of capital in the real estate debt markets makes the accumulation of appropriate loan products a challenge. We will continue to diligently manage the credit risk in the funds, and we feel that their current credit profiles are acceptable. We believe that, if the U.S. economy continues its steady growth, there should be increased demand for space, and that occupancy levels should continue to rise, pushing rental rates higher.

Thank you for your investment in the funds and your continued trust as we navigate the investment landscape. If you have any question about the funds, please call us at 800.677.FUND.

Sincerely,

/s/ Mark Jordahl
Mark Jordahl
Chief Investment Officer
FAF Advisors, Inc.

/s/ John Wenker
John Wenker
Managing Director, Head of Real Estate
FAF Advisors, Inc.

CONCLUSION

Valuation of Investments

The funds’ investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at “fair value” according to procedures adopted by the funds’ board of directors. Pursuant to these procedures, whole loan, participation mortgage, and mortgage servicing rights investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by FAF Advisors, Inc., to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, and mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the investments. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly.

Financial STATEMENTS

Statements of Assets and Liabilities August 31, 2006

	American Strategic Income Portfolio	American Strategic Income Portfolio II	American Strategic Income Portfolio III	American Select Portfolio
Assets:
Investments in unaffiliated securities, at value (cost: $67,561,731, $227,012,510, $313,660,683, $169,596,353) (Note 2)	$66,263,672	$216,270,703	$301,249,828	$167,656,469
Investments in affiliated money market fund, at value (cost: $1,623,283, $10,689,267, $9,377,767, $3,031,515) (Note 3)	1,623,283	10,689,267	9,377,767	3,031,515
Real estate owned (cost: $0, $23,961,992, $0, $0) (note 2)	—	17,375,000	—	—
Cash	—	51,058	135,638	18,946
Receivable for accrued interest	338,950	2,078,961	1,079,830	1,036,512
Prepaid expenses	(2,208)	165,435	(2,224)	(2,214)
Total assets	68,223,697	246,630,424	311,840,839	171,741,228
Liabilities:
Payable for reverse repurchase agreements (note 2)	16,978,503	55,611,608	54,161,325	31,573,408
Bank overdraft	21,335	—	—	—
Payable for investment advisory fees (note 3)	30,452	132,054	116,733	59,073
Payable for administrative fees (note 3)	10,788	40,402	54,273	29,537
Payable for interest expense	68,959	271,798	234,661	137,682
Payable for professional fees	18,545	19,525	18,770	18,642
Payable for other expenses	3,048	16,033	11,787	9,768
Total liabilities	17,131,630	56,091,420	54,597,549	31,828,110
Net assets applicable to outstanding capital stock	$51,092,067	$190,539,004	$257,243,290	$139,913,118
Composition of net assets:
Capital stock and additional paid-in capital	$54,221,146	$207,236,709	$263,968,796	$139,930,119
Undistributed net investment income	205,166	1,073,832	4,897,567	1,744,023
Accumulated net realized gain (loss) on investments in securities (note 5)	(2,036,186)	(442,738)	787,782	178,860
Unrealized depreciation of investments in securities	(1,298,059)	(17,328,799)	(12,410,855)	(1,939,884)
Total-representing net assets applicable to capital stock	$51,092,067	$190,539,004	$257,243,290	$139,913,118
Net asset value and market price of capital stock:
Net assets outstanding	$51,092,067	$190,539,004	$257,243,290	$139,913,118
Shares outstanding (authorized 1 billion shares for each fund of $0.01 par value)	4,231,331	15,985,741	21,356,023	10,662,195
Net asset value per share	$12.07	$11.92	$12.04	$13.12
Market price per share	$10.94	$10.76	$11.20	$12.12

See accompanying Notes to Financial Statements.

2006 Annual Report

First American Mortgage Funds

Statements of Operations For the Year Ended August 31, 2006

	American Strategic Income Portfolio	American Strategic Income Portfolio II	American Strategic Income Portfolio III	American Select Portfolio
Investment income:
Interest from unaffiliated securities	$3,744,872	$18,436,501	$24,020,050	$11,771,379
Dividends from unaffiliated securities	705,787	1,856,386	2,716,964	1,089,396
Dividends from affiliated money market fund	99,723	245,933	360,218	156,525
Net income from real estate owned properties (note 2)	—	118,837	—	—
Total investment income	4,550,382	20,657,657	27,097,232	13,017,300
Expenses (note 3):
Investment advisory fees	293,960	1,183,381	1,571,272	702,057
Interest expense	552,775	3,918,910	3,190,556	1,790,743
Administrative fees	128,503	477,772	639,942	351,028
Custodian fees	10,337	44,668	57,161	28,547
Mortgage servicing fees	59,504	164,696	196,759	137,730
Professional fees	28,263	26,771	24,698	46,148
Postage and printing fees	28,311	49,914	60,310	26,554
Transfer agent fees	19,745	17,067	26,656	15,776
Listing fees	20,221	18,364	17,381	16,204
Directors' fees	9,451	23,224	39,137	7,421
Other expenses	(73,869)	(169,061)	(183,885)	(75,505)
Total expenses	1,077,201	5,755,706	5,639,987	3,046,703
Less: Indirect payments from the custodian	(771)	(5,328)	(14,879)	(5,337)
Total net expenses	1,076,430	5,750,378	5,625,108	3,041,366
Net investment income	3,473,952	14,907,279	21,472,124	9,975,934
Net realized and unrealized gains (losses) on investments in securities (note 4):
Net realized gain on investments in securities	42,856	600,803	1,726,513	1,238,090
Net change in unrealized appreciation or depreciation of investments in securities	(1,597,776)	(4,372,789)	(7,119,011)	(2,789,509)
Net loss on investments	(1,554,920)	(3,771,986)	(5,392,498)	(1,551,419)
Net increase in net assets resulting from operations	$1,919,032	$11,135,293	$16,079,626	$8,424,515

See accompanying Notes to Financial Statements.

2006 Annual Report

First American Mortgage Funds

Financial STATEMENTS continued

Statements of Changes in Net Assets

	American Strategic Income Portfolio			American Strategic Income Portfolio II
	Year Ended 8/31/06	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04	Year Ended 8/31/06	Three-Month Period Ended 8/31/05	Year Ended 5/31/05
Operations:
Net investment income	$3,473,952	$2,316,915	$3,984,412	$14,907,279	$3,624,332	$16,890,818
Net realized gain on investments in securities	42,856	58,003	295,555	600,803	26,208	1,229,106
Net change in unrealized appreciation or depreciation of investments in securities.	(1,597,776)	(874,358)	(704,969)	(4,372,789)	(3,990,486)	(10,543,368)
Net increase (decrease) in net assets resulting from operations	1,919,032	1,500,560	3,574,998	11,135,293	(339,946)	7,576,556
Distributions to shareholders (note 2):
From net investment income	(3,110,029)	(2,648,649)	(3,680,958)	(14,866,740)	(3,836,578)	(16,545,245)
From net realized gain on investments in securities	—	—	—	—	—	—
From return of capital	—	(69,601)	—	—	—	—
Total distributions	(3,110,029)	(2,718,250)	(3,680,958)	(14,866,740)	(3,836,578)	(16,545,245)
Capital share transactions (note 2):
Proceeds from shares issued from reinvested dividends	—	—	13,287 (1)	—	—	—
Total increase (decrease) in net assets	(1,190,997)	(1,217,690)	(92,673)	(3,731,447)	(4,176,524)	(8,968,689)
Net assets at beginning of period	52,283,064	53,500,754	53,593,427	194,270,451	198,446,975	207,415,664
Net assets at end of period	$51,092,067	$52,283,064	$53,500,754	$190,539,004	$194,270,451	$198,446,975
Undistributed net investment income	$205,166	$3,093	$373,566	$1,073,832	$1,333,868	$1,546,114

(1)  1,037 shares issued from reinvested dividends.

See accompanying Notes to Financial Statements.

2006 Annual Report

First American Mortgage Funds

	American Strategic Income Portfolio III			American Select Portfolio
	Year Ended 8/31/06	Three-Month Period Ended 8/31/05	Year Ended 5/31/05	Year Ended 8/31/06	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04
Operations:
Net investment income	$21,472,124	$4,844,750	$20,831,904	$9,975,934	$10,239,695	$11,009,521
Net realized gain on investments in securities	1,726,513	514,206	1,856,772	1,238,090	1,518,160	331,712
Net change in unrealized appreciation or depreciation of investments in securities.	(7,119,011)	(2,099,636)	(6,889,418)	(2,789,509)	(246,923)	(3,180,143)
Net increase (decrease) in net assets resulting from operations	16,079,626	3,259,320	15,799,258	8,424,515	11,510,932	8,161,090
Distributions to shareholders (note 2):
From net investment income	(16,871,262)	(4,484,766)	(21,302,633)	(11,621,793)	(6,930,427)	(11,115,340)
From net realized gain on investments in securities	(10,037)	—	—	(1,531,837)	—	—
From return of capital	—	—	—	—	—	—
Total distributions	(16,881,299)	(4,484,766)	(21,302,633)	(13,153,630)	(6,930,427)	(11,115,340)
Capital share transactions (note 2):
Proceeds from shares issued from reinvested dividends	—	—	—	—	—	—
Total increase (decrease) in net assets	(801,673)	(1,225,446)	(5,503,375)	(4,729,115)	4,580,505	(2,954,250)
Net assets at beginning of period	258,044,963	259,270,409	264,773,784	144,642,233	140,061,728	143,015,978
Net assets at end of period	$257,243,290	$258,044,963	$259,270,409	$139,913,118	$144,642,233	$140,061,728
Undistributed net investment income	$4,897,567	$730,825	$370,841	$1,744,023	$3,494,687	$185,419

See accompanying Notes to Financial Statements.

2006 Annual Report

First American Mortgage Funds

Financial STATEMENTS concluded

Statements of Cash Flows For the Year Ended August 31, 2006

	American Strategic Income Portfolio	American Strategic Income Portfolio II	American Strategic Income Portfolio III	American Select Portfolio
Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,919,032	$11,135,293	$16,079,625	$8,424,515
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(19,386,572)	(122,131,157)	(168,966,907)	(53,042,468)
Proceeds from paydowns and sales of investments in securities	10,861,400	135,214,346	171,120,447	55,625,678
Net purchases/sales of short-term securities	(679,082)	(7,300,262)	1,715,065	(534,964)
Net amortization/accretion of bond discount and premium	1,995	(244,409)	8,863	6,702
Net change in unrealized appreciation or depreciation of investments in securities	1,597,776	4,372,789	7,119,011	2,789,509
Net realized gain/loss on investments	(42,856)	(600,803)	(1,726,513)	(1,238,090)
Increase/decrease in accrued interest receivable	(64,145)	(1,729,510)	(323,824)	(194,178)
Increase/decrease in prepaid expenses	25,472	(23,055)	190,620	70,778
Increase/decrease in other assets	16,371	360,038	198,850	16,862
Increase/decrease in accrued fees and expenses	(64,702)	(174,815)	(314,033)	(150,228)
Net cash provided by (used in) operating activities	(5,815,311)	18,878,455	25,101,204	11,774,116
Cash flows from financing activities:
Net (payments from) proceeds for reverse repurchase agreements .	8,951,801	(4,918,324)	(8,327,645)	1,508,588
Distributions paid to shareholders	(3,110,029)	(14,866,740)	(16,881,299)	(13,153,630)
Net cash provided by (used in) financing activities	5,841,772	(19,785,064)	(25,208,944)	(11,645,042)
Net increase/decrease in cash	26,461	(906,609)	(107,740)	129,074
Cash (bank overdraft) at beginning of period	(47,796)	957,667	243,378	(110,128)
Cash (bank overdraft) at end of period	$(21,335)	$51,058	$135,638	$18,946
Supplemental disclosure of cash flow information: Cash paid for interest	$500,578	$3,852,427	$3,173,164	$1,755,132

See accompanying Notes to Financial Statements.

2006 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS

(1) Organization	American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. II ("BSP"), American Strategic Income Portfolio Inc. III ("CSP"), and American Select Portfolio Inc. ("SLA") (the "funds") are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. The funds emphasize investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. They may also invest in U.S. government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights. In addition, the funds may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbols ASP, BSP, CSP, and SLA, respectively.

On June 22, 2005, the funds' board of directors approved a change in the funds' fiscal year-ends from May 31 to August 31 for BSP and CSP, and from November 30 to August 31 for ASP and SLA, effective with the fiscal period ended August 31, 2005.

(2) Summary of Significant Accounting Policies	Security Valuations

Security valuations for the funds' investments (other than whole loans, participation mortgages, and mortgage servicing rights) are furnished by an independent pricing service that has been approved by the funds' board of directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds' board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed once a week and at the end of each month.

The funds' investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value

2006 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS continued

according to procedures adopted by the funds' board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a FAF Advisors, Inc. ("FAF Advisors") (formerly U.S. Bancorp Asset Management, Inc.), pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly. Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in negotiations between the funds and third parties.

As of August 31, 2006, ASP, BSP, CSP, and SLA had fair valued securities with values of $50,143,113, $174,838,163, $247,237,316, and $143,456,470, respectively, or 98.1%, 91.8%, 96.1%, and 102.5% of net assets, respectively.

Security Transactions and Investment Income

For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Whole Loans and Participation Mortgages

Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

At August 31, 2006, CSP had one loan representing 1.85% of net assets, that was 120 or more days delinquent as to the timely monthly payment of principal and interest. This delinquency relates solely to a multifamily whole loan and represents 4.44% of total multifamily loans outstanding at August 31, 2006. At August 31, 2006, no single family or commercial loans in CSP were delinquent.

At August 31, 2006, SLA had two loans representing 4.65% of net assets, that were 120 or more days delinquent as to the timely monthly payment of principal and interest. These delinquencies relate to multifamily whole loans and represent 5.71% of total multifamily loans outstanding at August 31, 2006. At August 31, 2006, no single family or commercial loans in SLA were delinquent.

At August 31, 2006, no loans were 120 or more days delinquent in ASP or BSP.

2006 Annual Report

First American Mortgage Funds

The funds may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the funds may suffer a loss. In accordance with the valuation procedures adopted by the funds' board of directors, real estate acquired through foreclosure, if any, is valued at estimated market value, as determined by independent third party appraisals, less estimated selling costs. As material capital improvements are made to the property, new market value appraisals are obtained.

The funds may receive rental or other income as a result of holding real estate. In addition, the funds may incur expenses associated with maintaining or improving any real estate owned. As of August 31, 2006, BSP held real estate owned through foreclosure as follows:

Property Description	8/31/06 Cost	8/31/06 Estimated Value	Unrealized Depreciation	Gross Rental Income	Operating Expenses	Net Income	Capital Improvements
Hidden Woods Apartment Building	$13,549,533	$10,088,000	$(3,461,533)	$2,114,755	$2,028,959	$85,796	$773,163
Sussex Club Apartment Building	10,412,459	7,287,000	(3,125,459)	102,560	69,519	33,041	2,459
Total	$23,961,992	$17,375,000	$(6,586,992)	$2,217,315	$2,098,478	$118,837	$775,622

Net real estate income is recorded in the income section of the funds' Statements of Operations. Capital improvements are recorded as an addition to the cost basis of the property, which will increase any unrealized depreciation. Total unrealized depreciation on the properties is recorded in the funds' Statements of Assets and Liabilities under the unrealized depreciation of investments in securities caption.

As of and for the year ended August 31, 2006, ASP, CSP, and SLA owned no real estate.

Mortgage Servicing Rights

The funds may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market condition changes. As of and for the year ended August 31, 2006, no fund held mortgage servicing rights.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of portfolio-eligible securities by the funds, coupled with an agreement to repurchase the securities at a specified date and price. Reverse repurchase agreements may increase volatility of the funds' net asset values and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the funds, and are subject to the funds' overall restriction on borrowing under which each fund must maintain asset coverage of at least 300%. For the year ended August 31, 2006, the weighted average borrowings outstanding for ASP, BSP, CSP, and SLA were $10,929,417, $66,584,829, $54,976,509, and $31,081,424, respectively, and the weighted average interest rates paid by the funds on such borrowings were 4.64%, 5.46%, 5.52%, and 5.32%, respectively.

2006 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS continued

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. Each fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2006, the funds had no outstanding when-issued or forward-commitment securities.

Federal Taxes

The funds intend to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to their shareholders. Accordingly, no provision for federal income taxes is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes. These differences are primarily due to deferred wash sales losses, paydown gains and losses, tax mark-to-market adjustments under Section 311(e) of the Taxpayer Relief Act of 1997, tax deductions for real estate owned and investments in REITS. The character of distributions made during the fiscal period from net investment income of net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that income or realized gains or losses were recorded by the funds.

Due to permanent book-to-tax differences, the following reclassification adjustments have been made on the Statements of Assets and Liabilities:

	American Strategic Income Portfolio	American Strategic Income Portfolio II	American Strategic Income Portfolio III	American Select Portfolio
Undistributed net investment income	$(161,850)	$(300,575)	$(434,120)	$(104,805)
Accumulated net realized gain	161,850	300,575	434,120	104,805

The tax character of distributions paid during the fiscal year ended August 31, 2006, the nine-month fiscal period ended August 31, 2005, and the fiscal year ended November 30, 2004 were as follows:

	American Strategic Income Portfolio			American Select Portfolio
	Year Ended 8/31/06	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04	Year Ended 8/31/06	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04
Distributions paid from ordinary income	$3,110,029	$2,648,649	$3,680,958	$11,621,793	$6,930,427	$11,115,340
Long-term capital gains	—	—	—	1,531,837	—	—
Return of capital	—	69,601	—	—	—	—
Total	$3,110,029	$2,718,250	$3,680,958	$13,153,630	$6,930,427	$11,115,340

2006 Annual Report

First American Mortgage Funds

The tax character of distributions paid during the fiscal year ended August 31, 2006, the three-month fiscal period ended August 31, 2005, and fiscal year ended May 31, 2005 were as follows:

	American Strategic Income Portfolio II			American Strategic Income Portfolio III
	Year Ended 8/31/06	Three-Month Period Ended 8/31/05	Year Ended 5/31/05	Year Ended 8/31/06	Three-Month Period Ended 8/31/05	Year Ended 5/31/05
Distributions paid from ordinary income	$14,866,740	$3,836,578	$16,545,245	$16,871,262	$4,484,766	$21,302,633
Long-term capital gains	—	—	—	10,037	—	—
Total	$14,866,740	$3,836,578	$16,545,245	$16,881,299	$4,484,766	$21,302,633

At August 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

	American Strategic Income Portfolio	American Strategic Income Portfolio II	American Strategic Income Portfolio III	American Select Portfolio
Undistributed ordinary income	$202,763	$696,401	$4,897,515	$1,744,023
Undistributed long-term capital gains	—	—	1,048,544	999,300
Accumulated capital and post-October losses	(1,787,987)	(7,187,580)	—	—
Unrealized appreciation (depreciation)	(1,543,855)	(10,206,526)	(12,671,565)	(2,760,324)
Accumulated earnings (deficit)	$(3,129,079)	$(16,697,705)	$(6,725,506)	$(17,001)

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated realized gains (losses) at August 31, 2006, is attributable to a one-time tax election whereby the funds marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the funds are distributed to shareholders at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the funds' dividend reinvestment plans, reinvested in additional shares of the funds' capital stock. Under each fund's plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the funds will issue new shares at a discount of up to 5% from the current market price.

Repurchase Agreements and Other Short-Term Securities

For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default. As of August 31, 2006, the funds had no outstanding repurchase agreements.

2006 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS continued

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Fund family may participate and elect to defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from these estimates.

(3) Expenses	Investment Advisory Fees

Pursuant to investment advisory agreements with each fund (each an "Agreement"), FAF Advisors, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the funds' assets and furnishes related office facilities, equipment, research, and personnel. For ASP, BSP, and CSP, the Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.20% of the respective fund's average weekly net assets and 4.50% of the daily gross income accrued by such fund during the month (i.e., investment income, including accretion of bond discounts and amortization of premiums, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the funds). The monthly investment advisory fee shall not exceed, in the aggregate, 1/12 of 0.725% of the respective fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For SLA, the Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fees, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the funds.

The funds may invest in money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to these funds and the related money market funds, FAF Advisors will reimburse to each fund an amount equal to the investment advisory fees received from the related money market funds that are attributable to the assets of that fund. For financial statement purposes, this reimbursement is recorded as investment income.

Administrative Fees

FAF Advisors serves as the funds' administrator pursuant to administration agreements between FAF Advisors and each fund. Under these agreements, FAF Advisors receives a monthly administrative fee from each fund in an amount equal to 0.25% of the fund's average weekly net assets. For its fee, FAF Advisors provides numerous services to the funds including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Custodian Fees

U.S. Bank serves as each fund's custodian pursuant to a custodian agreement with the funds. The custodian fee charged to each fund is equal to an annual rate of 0.02% of such fund's average weekly net assets. These fees are computed weekly and paid monthly.

2006 Annual Report

First American Mortgage Funds

Under this agreement, interest earned on uninvested cash balances is used to reduce the respective fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from the custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the respective fund's custodian expenses. For the year ended August 31, 2006, custodian fees for ASP, BSP, CSP, and SLA were increased by $0, $6,229, $5,682, and $310 as a result of overdrafts and reduced by $771, $5,328, $14,879, and $5,337 as a result of interest earned, respectively.

Mortgage Servicing Fees

The funds may enter into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

Other Fees and Expenses

In addition to the investment advisory, administrative, custodian, and mortgage servicing fees, the funds are responsible for paying most other operating expenses, including: legal, auditing and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors' fees and expenses, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses. For the year ended August 31, 2006, legal fees and expenses of $12,297 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, Including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds or a combination of both methods.

(4) Investment Security Transactions	Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended August 31, 2006, were as follows:

	Cost of Purchases	Proceeds from Sales
American Strategic Income Portfolio	$19,386,572	$10,861,400
American Strategic Income Portfolio II	122,131,157	135,214,346
American Strategic Income Portfolio III	168,966,907	171,120,447
American Select Portfolio	53,042,468	55,625,678

Included in proceeds from sales for ASP, BSP, CSP, and SLA were $41,887, $615,389, $1,916,690, and $1,245,332, respectively, from prepayment penalties.

(5) Capital Loss Carryover	For federal income tax purposes, the funds had capital loss carryovers at August 31, 2006, the funds' most recently completed fiscal year-end which, if not offset by subsequent capital gains, will expire on the funds' fiscal year-ends as follows:

	Expiration
	2007	2008	2009	2010	2011	2012	2013	2014	Total
American Strategic Income Portfolio	$—	$755,894	$—	$737,067	$267,385	$—	$27,641	$—	$1,787,987
American Strategic Income Portfolio II	—	—	—	—	58,161	—	753,718	4,014,920	4,826,799
American Strategic Income Portfolio III	—	—	—	—	—	—	—	—	—
American Select Portfolio	—	—	—	—	—	—	—	—	—

2006 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS continued

(6) Indemnifications	The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(7) New Accounting Pronouncement	On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's (series', trust's) tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(8) Subsequent Event	Based on independent third-party real estate appraisals and various bids for capital improvements, the American Strategic Income Portfolio II adjusted the estimated value of Sussex Club Apartment Building from $7,287,000 at August 31, 2006, the fund's fiscal year-end, to $9,409,000 on September 14, 2006. The revaluation reduced the fund's unrealized depreciation by $2,122,000 and increased the net asset value per share by $0.13. Sussex Club Apartment Building is a real estate owned property of the fund.

2006 Annual Report

First American Mortgage Funds

(9) Financial Highlights	Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

American Strategic Income Portfolio

	Year Ended	Nine-Month Fiscal Period Ended		Year Ended November 30,
	8/31/06	8/31/05		2004	2003	2002	2001
Per-Share Data
Net asset value, beginning of period	$12.36	$12.64		$12.67	$12.61	$12.63	$12.51
Operations:
Net investment income	0.82	0.55		0.94	0.89	0.96	1.05
Net realized and unrealized gains (losses) on investments	(0.37)	(0.19)		(0.10)	0.04	0.05	0.13
Total from operations	0.45	0.36		0.84	0.93	1.01	1.18
Distributions to shareholders:
From net investment income	(0.74)	(0.62)		(0.87)	(0.87)	(1.03)	(1.06)
From return of capital	—	(0.02)		—	—	—	—
Total distributions	(0.74)	(0.64)		(0.87)	(0.87)	(1.03)	(1.06)
Net asset value, end of period	$12.07	$12.36		$12.64	$12.67	$12.61	$12.63
Market value, end of period	$10.94	$11.35		$12.00	$12.80	$12.05	$12.79
Selected Information
Total return, net asset value (a)	3.73%	2.94	% (d)	6.85%	7.65%	8.32%	9.85%
Total return, market value (b)	3.18%	(0.14	)%(d)	0.48%	13.92%	2.32%	24.73%
Net assets at end of period (in millions)	$51	$52		$54	$54	$53	$53
Ratio of expenses to average weekly net assets	2.10%	1.59	% (e)	1.41%	2.00%	2.81%	2.70%
Ratio of expenses to average weekly net assets excluding interest expense	1.02%	1.17	% (e)	1.13%	1.39%	1.63%	1.34%
Ratio of net investment income to average weekly net assets	6.76%	5.85	% (e)	7.46%	7.08%	7.56%	8.25%
Portfolio turnover rate	18%	10%		26%	50%	18%	30%
Amount of borrowings outstanding at end of period (in millions)	$17	$8		$7	$16	$17	$22
Per-share amount of borrowings outstanding at end of period	$4.01	$1.90		$1.64	$3.69	$3.92	$5.19
Per-share amount of net assets, excluding borrowings, at end of period	$16.08	$14.48		$14.28	$16.36	$16.53	$17.82
Asset coverage ratio (c)	401%	751%		872%	443%	421%	343%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Total return has not been annualized.

(e)  Annualized.

2006 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS continued

(9) Financial Highlights (continued)	Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

American Strategic Income Portfolio II

	Year Ended	Three-Month Fiscal Period Ended		Year Ended May 31,
	8/31/06	8/31/05		2005	2004	2003	2002
Per-Share Data
Net asset value, beginning of period	$12.15	$12.41		$12.98	$13.12	$13.29	$13.06
Operations:
Net investment income	0.93	0.23		1.06	1.12	1.12	1.13
Net realized and unrealized gains (losses) on investments	(0.23)	(0.25)		(0.59)	(0.12)	(0.15)	0.23
Total from operations	0.70	(0.02)		0.47	1.00	0.97	1.36
Distributions to shareholders:
From net investment income	(0.93)	(0.24)		(1.04)	(1.14)	(1.14)	(1.13)
Net asset value, end of period	$11.92	$12.15		$12.41	$12.98	$13.12	$13.29
Market value, end of period	$10.76	$11.57		$12.00	$12.84	$13.70	$13.17
Selected Information
Total return, net asset value (a)	6.02%	0.17	% (e)	3.85%	7.95%	7.59%	10.66%
Total return, market value (b)	1.34%	(1.59	)%(e)	1.51%	2.16%	13.51%	16.94%
Net assets at end of period (in millions)	$191	$194		$198	$207	$209	$212
Ratio of expenses to average weekly net assets	3.01%	2.28	% (d)	1.78%	1.77%	2.99%	2.30%
Ratio of expenses to average weekly net assets excluding interest expense	2.05%	1.06	% (d)	1.13%	1.18%	1.68%	1.15%
Ratio of net investment income to average weekly net assets	7.80%	7.36	% (d)	8.40%	8.61%	8.52%	8.55%
Portfolio turnover rate	49%	8%		44%	34%	24%	46%
Amount of borrowings outstanding at end of period (in millions)	$56	$61		$49	$63	$73	$83
Per-share amount of borrowings outstanding at end of period	$3.48	$3.79		$3.09	$3.94	$4.55	$5.18
Per-share amount of net assets, excluding borrowings, at end of period	$15.40	$15.94		$15.50	$16.92	$17.67	$18.47
Asset coverage ratio (c)	443%	421%		502%	429%	388%	356%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Annualized.

(e)  Total return has not been annualized.

2006 Annual Report

First American Mortgage Funds

(9) Financial Highlights (continued)	Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

American Strategic Income Portfolio III

	Year Ended	Three-Month Fiscal Period Ended		Year Ended May 31,
	8/31/06	8/31/05		2005	2004	2003	2002
Per-Share Data
Net asset value, beginning of period	$12.08	$12.14		$12.40	$12.52	$12.55	$12.37
Operations:
Net investment income	1.01	0.23		0.98	1.04	1.07	1.08
Net realized and unrealized gains (losses) on investments	(0.26)	(0.08)		(0.24)	(0.04)	(0.05)	0.15
Total from operations	0.75	0.15		0.74	1.00	1.02	1.23
Distributions to shareholders:
From net investment income	(0.79)	(0.21)		(1.00)	(1.12)	(1.05)	(1.05)
From net realized gain on investments	— (f)	—		—	—	—	—
Total distributions	(0.79)	(0.21)		(1.00)	(1.12)	(1.05)	(1.05)
Net asset value, end of period	$12.04	$12.08		$12.14	$12.40	$12.52	$12.55
Market value, end of period	$11.20	$11.10		$11.79	$12.00	$12.67	$12.43
Selected Information
Total return, net asset value (a)	6.45%	1.67	% (e)	6.31%	8.31%	8.44%	10.29%
Total return, market value (b)	8.60%	(4.09	)%(e)	6.64%	3.49%	11.01%	14.04%
Net assets at end of period (in millions)	$257	$258		$259	$265	$267	$268
Ratio of expenses to average weekly net assets	2.20%	2.21	% (d)	1.90%	1.68%	2.85%	2.30%
Ratio of expenses to average weekly net assets excluding interest expense	0.96%	1.06	% (d)	1.12%	1.13%	1.71%	1.15%
Ratio of net investment income to average weekly net assets	8.39%	7.49	% (d)	8.01%	8.32%	8.55%	8.68%
Portfolio turnover rate	56%	13%		48%	44%	20%	42%
Amount of borrowings outstanding at end of period (in millions)	$54	$62		$59	$75	$63	$99
Per-share amount of borrowings outstanding at end of period	$2.54	$2.93		$2.74	$3.53	$2.93	$4.66
Per-share amount of net assets, excluding borrowings, at end of period	$14.58	$14.82		$14.88	$15.93	$15.45	$17.21
Asset coverage ratio (c)	575%	513%		543%	451%	527%	369%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Annualized.

(e)  Total return has not been annualized.

(f)  Amount rounds to $0.00 per share.

2006 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS continued

(9) Financial Highlights (concluded)	Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

American Select Portfolio

	Year Ended	Nine-Month Fiscal Period Ended		Year Ended November 30,
	8/31/06	8/31/05		2004	2003	2002	2001
Per-Share Data
Net asset value, beginning of period	$13.57	$13.14		$13.41	$13.48	$13.38	$12.85
Operations:
Net investment income	0.93	0.96		1.03	1.05	1.13	1.13
Net realized and unrealized gains (losses) on investments	(0.15)	0.12		(0.26)	(0.04)	0.17	0.47
Total from operations	0.78	1.08		0.77	1.01	1.30	1.60
Distributions to shareholders:
From net investment income	(1.09)	(0.65)		(1.04)	(1.08)	(1.20)	(1.07)
From net realized gain on investments	(0.14)	—		—	—	—	—
Total distributions	(1.23)	(0.65)		(1.04)	(1.08)	(1.20)	(1.07)
Net asset value, end of period	$13.12	$13.57		$13.14	$13.41	$13.48	$13.38
Market value, end of period	$12.12	$12.45		$12.79	$13.64	$12.86	$13.54
Selected Information
Total return, net asset value (a)	6.12%	8.47	% (e)	5.97%	7.72%	10.13%	12.83%
Total return, market value (b)	7.86%	2.61	% (e)	1.44%	14.92%	3.91%	28.22%
Net assets at end of period (in millions)	$140	$145		$140	$143	$144	$143
Ratio of expenses to average weekly net assets	2.17%	2.31	% (d)	1.87%	2.05%	2.82%	3.02%
Ratio of expenses to average weekly net assets excluding interest expense	0.89%	1.02	% (d)	1.06%	1.18%	1.47%	1.02%
Ratio of net investment income to average weekly net assets	7.11%	9.77	% (d)	7.79%	7.79%	8.41%	8.56%
Portfolio turnover rate	32%	35%		13%	38%	31%	28%
Amount of borrowings outstanding at end of period (in millions)	$32	$30		$41	$49	$29	$47
Per-share amount of borrowings outstanding at end of period	$2.96	$2.82		$3.87	$4.57	$2.67	$4.44
Per share amount of net assets, excluding borrowings, at end of period	$16.08	$16.39		$17.01	$17.98	$16.15	$17.82
Asset coverage ratio (c)	543%	581%		439%	394%	604%	401%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Annualized.

(e)  Total return has not been annualized.

2006 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS

American Strategic Income Portfolio  August 31, 2006

Description of Security	Date Acquired	Par Value	Cost	Value (a)
(Percentages of each investment category relate to net assets)
U.S. Government Agency Mortgage-Backed Securities — 13.4%
Fixed Rate — 13.4%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231 (b)		$826,976	$850,535	$825,579
9.00%, 7/1/30, #C40149		150,381	154,192	163,319
6.00%, 10/1/16, #610761 (b)		444,676	452,473	450,078
5.00%, 7/1/18, #724954 (b)		1,901,509	1,899,056	1,867,250
6.50%, 6/1/29, #252497 (b)		208,663	207,318	213,029
7.50%, 3/1/30, #495694		239,752	236,031	246,497
7.50%, 5/1/30, #535289 (b)		44,525	43,097	46,091
8.00%, 5/1/30, #538266 (b)		11,905	11,761	12,576
6.00%, 5/1/31, #535909 (b)		401,100	403,266	403,157
6.50%, 11/1/31, #613339 (b)		211,467	215,927	215,495
5.50%, 7/1/33, #720735 (b)		2,436,155	2,408,353	2,398,495
Total U.S. Government Agency Mortgage-Backed Securities			6,882,009	6,841,566
Whole Loans and Participation Mortgages (c) (d) — 98.1%
Commercial Loans — 50.5%
Advance Self Storage, Lincoln, NE, 6.13%, 1/1/11	11/29/00	1,527,381	1,527,381	1,541,228
Buca Restaurant, Maple Grove, MN, 8.63%, 1/1/11	01/01/05	879,209	879,209	905,585
Dependable Mini-Storage I, Plano, TX, 6.64%, 7/1/11	06/27/06	2,800,000	2,800,000	2,898,456
Dependable Mini-Storage II, Plano, TX, 11.88%, 7/1/07	06/27/06	300,000	300,000	312,000
Dixie Highway, Pompano Beach, FL, 6.93%, 9/1/11	08/31/04	825,855	825,855	864,619
Hampden Medical Office, Englewood, CO, 7.38%, 10/1/12 (b)	09/09/02	1,699,508	1,699,508	1,539,632
Integrity Plaza Shopping Center, Albuquerque, NM, 7.88%, 7/1/12 (b)	05/11/04	2,031,690	2,031,690	2,133,274
Metro Center, Albuquerque, NM, 5.20%, 5/1/09 (b)	04/07/04	2,533,183	2,533,183	2,505,252
Metro Center II, Albuquerque, NM, 7.88%, 5/1/09	03/20/06	149,430	149,430	140,714
Minikahda Mini Storage IV, Minneapolis, MN, 7.15%, 3/1/11	02/28/06	1,618,957	1,618,957	1,667,526
Murphy Industrial Building, Irvine, CA, 8.77%, 10/1/07 (b) (e) (f)	09/29/04	1,450,000	1,450,000	1,455,200
Orchard Commons, Englewood, CO, 8.75%, 4/1/11	03/28/01	981,056	981,056	972,303
Perkins Restaurant, Maple Grove, MN, 6.38%, 1/1/11 (e)	12/23/05	1,400,000	1,400,000	1,427,313
Par 3 Office Building, Bend, OR, 6.63%, 8/1/13	08/03/06	1,900,000	1,900,000	1,988,941
Rockwood Galleria, Gresham, OR, 7.25%, 2/1/11	01/06/03	1,548,049	1,548,049	1,083,634
Schendel Office Building, Beaverton, OR, 8.20%, 10/1/07	09/30/97	945,261	945,261	954,713
Stephens Center, Missoula, MT, 6.38%, 9/1/10	08/21/03	1,895,029	1,895,029	1,904,919
Voit Office Building, Orange, CA, 8.13%, 9/1/08	08/17/01	1,480,748	1,480,748	1,525,170
			25,965,356	25,820,479
Multifamily Loans — 45.7%
712 S. Westlake Apartments, Los Angeles, CA, 8.27%, 7/1/07 (e) (f)	06/03/05	1,800,000	1,800,000	1,582,134
756 S. Normandie, Los Angeles, CA, 8.02%, 8/1/07 (e) (f)	07/28/05	1,575,000	1,575,000	1,590,750
Applewood Manor, Duluth, MN, 8.63%, 1/1/08	12/23/93	601,297	598,291	613,323
Cascade Village, Cascade Township, MI, 5.25%, 12/1/09 (b)	11/23/04	1,586,153	1,586,153	1,555,593
Forest Club Apartments, Dallas, TX, 11.88%, 5/1/08 (e)	04/19/06	1,720,000	1,720,000	1,696,331
Franklin Woods Apartments, Franklin, NH, 6.00%, 3/1/10	02/24/95	909,152	923,463	906,000
Hunt Club Apartments, Waco, TX, 5.68%, 7/1/11 (b)	06/03/04	1,208,062	1,208,062	1,207,005
Ironwood Apartments, Tucson, AZ, 8.89%, 4/1/08 (e) (f)	03/31/06	2,975,000	2,975,000	2,975,000
Park Hollywood, Portland, OR, 7.38%, 6/1/12	05/31/02	1,131,186	1,131,186	1,187,745
Rush Oaks Apartments, LaPorte, TX, 7.78%, 12/1/07	11/26/97	466,827	466,827	476,163
Spring Creek Gardens, Plano, TX, 8.52%, 1/1/09 (e) (f)	12/22/05	2,050,000	2,050,000	2,050,000
Steel Lake Apartments, Federal Way, WA, 8.04%, 6/1/08 (e) (f)	05/31/05	3,985,000	3,985,000	3,782,935
Vanderbilt Condominiums, Austin, TX, 8.04%, 10/1/09	09/29/99	1,114,819	1,114,819	1,159,412
Villa Bonita, Chez Royalle, Fitzhugh Apartments I, Dallas, TX, 8.77%, 3/1/07 (b) (e) (f)	02/21/03	1,900,000	1,900,000	1,367,087

See accompanying Notes to Schedule of Investments.

2006 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Strategic Income Portfolio (continued)

Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)
Villa Bonita, Chez Royalle, Fitzhugh Apartments II, Dallas, TX, 9.88%, 3/1/07 (e)	02/21/03	$350,000	$350,000	$245,000
Woodland Garden Apartments, Arlington, WA, 7.38%, 9/1/08	08/26/98	962,892	962,892	970,557
			24,346,693	23,365,035
Single Family Loans — 1.9%
Aegis II, 2 loans, midwestern United States, 9.66%, 1/28/14	12/28/95	20,400	18,691	20,409
American Portfolio, 1 loan, California, 4.88%, 10/18/15	07/18/95	23,843	22,712	23,134
Anivan, 1 loan, Maryland, 5.19%, 4/14/12	06/14/96	90,972	91,560	89,163
Bank of New Mexico, 1 loan, New Mexico, 6.23%, 3/31/10	03/01/04	38,850	38,129	39,342
Bluebonnet Savings and Loan, 7 loans, Texas, 6.66%, 8/31/10	05/22/92	166,222	152,289	163,368
Bluebonnet Savings and Loan II, 1 loan, Texas, 11.50%, 8/31/10	05/22/92	4,541	4,450	4,253
CLSI Allison Wiliams, 3 loans, Texas, 9.38%, 8/1/17	02/28/92	31,254	28,745	31,735
Cross Roads Savings and Loan, 1 loan, Oklahoma, 6.25%, 1/1/21	01/07/92	37,849	35,794	38,984
Cross Roads Savings and Loan II, 3 loans, Oklahoma, 8.34%, 1/1/21	01/07/92	49,276	46,341	48,697
Fairbanks, 1 loan, Utah, 5.50%, 9/23/15	05/21/92	21,389	18,153	19,725
First Boston Mortgage Pool, 5 loans, United States, 9.04%, 11/5/07	06/23/92	40,871	33,405	41,641
Knutson Mortgage Portfolio I, 3 loans, midwestern United States, 9.37%, 8/1/17	02/26/92	164,831	157,286	169,735
McClemore, Matrix Funding Corporation, 1 loan, North Carolina, 10.50%, 9/30/12	09/09/92	46,664	44,331	48,064
Nomura III, 4 loans, midwestern United States, 8.20%, 4/29/17	09/29/95	115,780	104,658	113,581
Rand Mortgage Corporation, 2 loans, Texas, 9.50%, 8/1/17	07/01/02	64,309	52,757	66,238
Salomon II, 1 loan, midwestern United States, 9.34%, 11/23/14	12/23/94	37,084	32,279	38,196
Valley Bank of Commerce, 2 loans, New Mexico, 9.01%, 8/31/10	05/07/92	1,307	1,112	1,334
			882,692	957,599
Total Whole Loans and Participation Mortgages			51,194,741	50,143,113
Preferred Stocks — 18.2%
Real Estate Investment Trusts — 18.2%
AMB Property, Series L (b)		14,500	$359,755	$351,625
AMB Property, Series M (b)		5,600	139,850	138,880
BRE Properties, Series B (b)		20,500	539,150	526,440
BRE Properties, Series C (b)		400	10,216	9,676
BRE Properties, Series D (b)		400	10,180	9,676
Developers Diversified Realty, Series E		13,000	338,650	329,160
Developers Diversified Realty, Series H		4,750	122,821	121,172
Developers Diversified Realty, Series I		3,800	100,450	98,306
Duke Realty Corp., Series J (b)		2,100	52,246	51,660
Duke Realty Corp., Series K (b)		6,200	152,826	151,590
Duke Realty Corp., Series L (b)		12,000	302,160	294,600
Duke Realty Corp., Series M (b)		2,000	50,000	50,400
Equity Office Properties Trust, Series G (b)		20,500	553,847	520,290
Equity Residential Properties, Series D (b)		1,600	42,553	41,424
Equity Residential Properties, Series N (b)		20,100	500,946	502,500
Federal Realty Investment Trust (b)		22,000	580,483	558,140
First Industrial Realty Trust (b)		23,450	594,457	593,520
Health Care Properties, Series E (b)		10,500	274,759	271,215
Health Care Properties, Series F (b)		15,150	390,230	382,538
HRPT Properties Trust, Series B (b)		14,000	364,477	361,060
Kimco Realty, Series F (b)		19,400	500,619	492,760
New Plan Excel Realty Trust, Series E (b)		4,000	102,624	102,200
Post Properties, Inc., Series B		17,800	468,112	453,722
Prologis Trust, Series F (b)		6,700	167,835	167,835
Prologis Trust, Series G (b)		13,200	330,984	331,320
PS Business Park, Series F		10,500	276,103	269,115
Public Storage, Series A (b)		6,000	144,291	142,920
Public Storage, Series X (b)		3,000	74,330	73,410

See accompanying Notes to Schedule of Investments.

2006 Annual Report

First American Mortgage Funds

American Strategic Income Portfolio (continued)

Description of Security	Shares	Cost	Value (a)
Public Storage, Series Z (b)	11,500	$282,309	$277,610
Realty Income Corp., Series D (b)	20,500	546,185	521,725
Regency Centers Corp., Series D (b)	20,500	543,955	520,700
Vornado Realty Trust, Series E (b)	4,800	121,338	123,600
Vornado Realty Trust, Series F (b)	7,800	199,340	194,064
Vornado Realty Trust, Series G (b)	8,000	200,400	195,200
Vornado Realty Trust, Series I (b)	2,000	46,500	48,940
Total Preferred Stocks		9,484,981	9,278,993
Total Investments in Unaffiliated Securities		67,561,731	66,263,672
Short-Term Investment (g) — 3.2%
First American Prime Obligations Fund, Class Z	1,623,283	1,623,283	1,623,283

Total Investments in Securities (h) — 132.9%	$69,185,014	$67,886,955

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  On August 31, 2006, securities valued at $26,202,311 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$6,102,503	8/7/06	5.29%	9/7/06	$27,799	(1)
7,000,000	8/1/06	6.27%	9/1/06	37,764	(2)
3,876,000	8/9/06	6.07%	9/8/06	19,600	(3)
$16,978,503				$85,163

*  Interest rate as of August 31, 2006. Rate is based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:

  (1)  Morgan Stanley:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $826,976 par
Federal National Mortgage Association, 6.00%, 10/1/16, $444,676 par
Federal National Mortgage Association, 5.00%, 7/1/18, $1,901,509 par
Federal National Mortgage Association, 6.50%, 6/1/29, $208,663 par
Federal National Mortgage Association, 7.50%, 5/1/30, $44,525 par
Federal National Mortgage Association, 8.00%, 5/1/30, $11,905 par
Federal National Mortgage Association, 6.00%, 5/1/31, $401,100 par
Federal National Mortgage Association, 6.50%, 11/1/31, $211,467 par
Federal National Mortgage Association, 5.50%, 7/1/33, $2,436,155 par

  (2)  Morgan Stanley:
Cascade Village, 5.25%, 12/1/09, $1,586,153 par
Hampden Medical Office, 7.38%, 10/1/12, $1,699,508 par
Hunt Club Apartments, 5.68%, 7/1/11, $1,208,062 par
Integrity Plaza Shopping Center, 7.88%, 7/1/12, $2,031,690 par
Metro Center, 5.20%, 5/1/09, $2,533,183 par
Murphy Industrial Building, 8.77%, 10/1/07, $1,450,000 par
Villa Bonita, Chez Royalle, Fitzhugh Apartments I, 8.77%, 3/1/07, $1,900,000 par

  (3)  Dresdner Bank:
AMB Property, Series L, 14,500 shares
AMB Property, Series M, 5,600 shares
BRE Properties, Series B, 20,500 shares
BRE Properties, Series C, 400 shares

2006 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Strategic Income Portfolio (concluded)

BRE Properties, Series D, 400 shares
Duke Realty Corp., Series J, 2,100 shares
Duke Realty Corp., Series K, 6,200 shares
Duke Realty Corp., Series L, 12,000 shares
Duke Realty Corp., Series M, 2,000 shares
Equity Office Properties Trust, Series G, 20,500 shares
Equity Residential Properties, Series D, 1,600 shares
Equity Residential Properties, Series N, 20,100 shares
Federal Realty Investment Trust, 22,000 shares
First Industrial Realty Trust, 23,450 shares
Health Care Properties, Series E, 10,500 shares
Health Care Properties, Series F, 15,150 shares
HRPT Properties Trust, Series B, 14,000 shares
Kimco Realty, Series F, 19,400 shares
New Plan Excel Realty Trust, Series E, 4,000 shares
Prologis Trust, Series F, 6,700 shares
Prologis Trust, Series G, 13,200 shares
Public Storage, Series A, 6,000 shares
Public Storage, Series X, 3,000 shares
Public Storage, Series Z, 11,500 shares
Realty Income Corp., Series D, 20,500 shares
Regency Centers Corp., Series D, 20,500 shares
Vornado Realty Trust, Series E, 4,800 shares
Vornado Realty Trust, Series F, 7,800 shares
Vornado Realty Trust, Series G, 8,000 shares
Vornado Realty Trust, Series I, 2,000 shares

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $10,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $10,000,000 lending commitment.

The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $5,000,000 using preferred stock as collateral. The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $5,000,000 lending commitment.

(c)  Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2006. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2006.

(d)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2006, the total value of fair valued securities was $50,143,113 or 98.1% of net assets. See note 2 in Notes to Financial Statements.

(e)  Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance of the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2006.

(f)  Variable Rate Security – The rate shown is the net coupon rate as of August 31, 2006.

(g)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as the advisor for the fund. See note 3 in Notes to Financial Statements.

(h)  On August 31, 2006, the cost of investments in securities for federal income tax purposes was $69,430,810. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost, were as follows:

Gross unrealized appreciation	$546,077
Gross unrealized depreciation	(2,089,932)
Net unrealized depreciation	$(1,543,855)

2006 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Strategic Income Portfolio II  August 31, 2006

Description of Security	Date Acquired	Par Value	Cost	Value (a)
(Percentages of each investment category relate to net assets)
U.S. Government Agency Mortgage-Backed Securities (b) — 4.8%
Fixed Rate — 4.8%
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, #E93231		$4,410,539	$4,536,186	$4,403,087
9.00%, 7/1/30, #C40149		250,634	256,987	272,197
Federal National Mortgage Association, 6.00%, 10/1/16, #607030		302,814	304,323	306,493
5.50%, 6/1/17, #648508		411,360	413,256	410,849
5.00%, 9/1/17, #254486		645,141	646,719	633,901
5.00%, 11/1/17, #657356		1,270,301	1,276,501	1,248,169
6.50%, 6/1/29, #252497		1,391,085	1,382,117	1,420,192
7.50%, 4/1/30, #532867		49,000	47,426	50,723
7.50%, 5/1/30, #535289		160,290	155,149	165,927
8.00%, 5/1/30, #538266		42,859	42,341	45,273
8.00%, 6/1/30, #253347		206,237	203,745	217,855
Total U.S. Government Agency Mortgage-Backed Securities			9,264,750	9,174,666
Corporate Note (d) (e) — 2.7%
Adjustable Rate — 2.7%
Stratus Properties, 9.33%, 7/1/08	06/14/01	5,000,000	5,000,000	5,100,000
Whole Loans and Participation Mortgages (c) (d) — 89.1%
Commercial Loans — 40.9%
1336 and 1360 Energy Park Drive, St. Paul, MN, 7.55%, 10/1/08 (b)	09/29/98	2,572,024	2,572,024	2,635,445
5555 East Van Buren I, Phoenix, AZ, 5.68%, 7/1/11 (b)	06/23/04	6,494,252	6,494,252	6,491,759
5555 East Van Buren II, Phoenix, AZ, 7.13%, 7/1/11 (g)	06/23/04	1,500,000	1,500,000	1,575,000
Bigelow Office Building, Las Vegas, NV, 8.88%, 4/1/07 (b)	03/31/97	1,182,032	1,182,032	1,193,852
Cypress Point Office Park I, Tampa, FL, 5.30%, 6/1/09 (b)	05/19/04	4,570,655	4,570,655	4,527,702
Cypress Point Office Park II, Tampa, FL, 5.30% 7/1/09 (b)	05/19/04	4,440,656	4,440,656	4,398,924
Hadley Avenue Business Center, Oakdale, MN, 8.38%, 1/1/11 (b)	12/14/00	2,270,288	2,270,288	2,383,803
Hillside Office Park, Elk River, MN, 7.63%, 8/1/08	07/09/98	855,003	855,003	879,446
Katy Plaza II, Houston, TX, 10.88%, 9/1/06 (g)	01/01/04	1,785,892	1,785,892	1,612,507
LaCosta Centre, Austin, TX, 5.20%, 3/1/09 (b)	02/27/04	4,476,534	4,476,534	4,437,969
Minikahda Mini Storage III, St. Paul, MN, 8.62%, 8/1/09 (b)	09/16/99	3,784,565	3,784,565	3,935,947
Minikahda Mini Storage V, St. Paul, MN, 8.75%, 9/1/09 (b)	07/02/01	2,078,637	2,078,637	2,161,782
Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13 (b)	09/17/03	1,577,092	1,577,092	1,655,946
Oyster Point Office Park, Newport News, VA, 6.68%, 2/1/11 (g)	01/04/06	12,200,000	12,200,000	12,624,328
PennMont Office Plaza, Albuquerque, NM, 6.63%, 4/1/11 (g)	04/30/01	1,450,000	1,450,000	1,498,823
Rapid Park Parking Lot, Minneapolis, MN, 7.35%, 1/1/11	08/07/97	3,855,090	3,855,090	3,970,742
Raveneaux Country Club, Spring, TX, 9.07%, 1/1/07 (e) (g)	12/19/05	8,800,000	8,800,000	8,800,000
Redwood Dental Building, Taylorsville, UT, 7.40%, 7/1/12 (b)	06/28/02	2,571,258	2,571,258	2,699,821
Sundance Plaza, Colorado Springs, CO, 7.13%, 11/1/08	10/29/98	350,003	350,003	354,203
Woodmen Corporate Center, Colorado Springs, CO, 8.07%, 9/1/08 (e) (g)	08/08/05	9,950,000	9,950,000	10,144,125
			76,763,981	77,982,124
Multifamily Loans — 48.0%
Adelphi Springs Apartments, Adelphi, MD, 9.93%, 3/1/09 (g) (f)	06/27/03	5,084,592	5,084,592	3,559,214
Autumnwood, Southern Woods, Hinton Hollow, Knoxville, TN, 7.68%, 6/1/09 (b)	05/24/02	6,989,066	6,989,066	7,198,738
Chardonnay Apartments, Tulsa, OK, 6.40%, 7/1/13 (b)	06/05/03	4,010,744	4,010,744	2,874,937
Glenoaks Apartments, Glendale, CA, 8.57%, 2/1/08 (e) (g)	01/13/05	6,850,000	6,850,000	5,264,811
Highland Ridge & Highland Glen Apartments, Oklahoma City, OK, 14.90%, 10/1/08 (g)	09/30/04	3,850,000	3,850,000	3,622,048
Misty Woods/Riverfall Square I, Arlington and Dallas, TX, 8.32%, 9/1/06 (b) (e) (g)	07/23/03	7,966,000	7,966,000	5,576,200
Misty Woods/Riverfall Square II, Arlington and Dallas, TX, 9.88%, 9/1/06 (g) (f)	07/23/03	1,591,000	1,591,000	1,113,700
Oakton Terrace Apartments, Adelphi, MD, 9.88%, 8/1/11 (g) (f)	06/27/03	670,141	670,141	469,099

See accompanying Notes to Schedule of Investments.

2006 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Strategic Income Portfolio II (continued)

Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)
Park Hampshire Apartments, Adelphi, MD, 9.90%, 1/1/13 (g) (h)	06/27/03	$3,111,280	$3,111,280	$2,177,896
RP-Plaza Development, Oxnard, CA, 8.79%, 3/1/10 (e) (g)	02/23/05	5,000,000	5,000,000	5,127,300
Sapphire Skies, Cle Elum, WA, 9.07%, 1/1/09 (e) (g)	12/23/05	11,500,000	11,500,000	11,500,000
Scottsdale Terrace, Scottsdale, AZ, 8.82%, 11/1/08 (e) (g)	10/31/05	4,288,113	4,288,113	4,288,113
Seven Oaks Apartments, Garland, TX, 12.93%, 8/1/09 (g)	07/15/04	6,144,000	6,144,000	5,116,038
Southridge Apartments, Austin, TX, 8.43%, 4/1/09 (b)	03/22/02	7,376,944	7,376,944	5,163,861
Summit Chase Apartments I, Coral Springs, FL, 8.07%, 7/1/07 (e) (g)	07/07/05	12,670,000	12,670,000	12,670,000
Summit Chase Apartments II, Coral Springs, FL, 10.00%, 7/1/07 (g)	07/07/05	2,534,000	2,534,000	2,167,963
Timber Ridge Apartments, Houston, TX, 9.88%, 8/1/13 (g)	04/23/02	500,000	500,000	467,511
Trinity Oaks Apartments I, Dallas, TX, 8.39%, 4/1/09 (e) (g)	03/30/06	7,000,000	7,000,000	7,210,000
Trinity Oaks Apartments II, Dallas, TX, 7.88%, 4/1/09 (g)	03/30/06	1,690,000	1,690,000	1,421,576
Vista Bonita Apartments, Denton, TX, 8.54%, 4/1/08 (b) (e)	03/04/05	2,767,931	2,767,931	2,823,289
Winterland Apartments I, Grand Forks, ND, 9.23%, 7/1/12	06/06/97	547,996	547,996	575,396
Winterland Apartments II, Grand Forks, ND, 9.23%, 7/1/12	06/06/97	1,050,325	1,050,325	1,102,841
			103,192,132	91,490,531
Single Family Loans — 0.2%
Merchants Bank, 3 loans, Vermont, 10.48%, 12/1/20	12/18/92	69,337	69,907	71,314
PHH U.S. Mortgage, 3 loans, United States, 8.65%, 1/1/12	12/30/92	188,617	183,040	194,194
			252,947	265,508
Total Whole Loans and Participation Mortgages			180,209,060	169,738,163
Preferred Stocks — 16.9%
Real Estate Investment Trusts — 16.9%
AMB Property, Series L (b)		62,000	1,583,757	1,503,500
AMB Property, Series M (b)		14,360	367,561	356,128
AMB Property, Series O (b)		17,500	437,500	447,344
BRE Properties, Series C (b)		62,000	1,560,500	1,499,780
BRE Properties, Series D (b)		18,148	457,465	439,000
Developers Diversified Realty, Series H		63,700	1,636,809	1,624,987
Developers Diversified Realty, Series I		31,600	823,427	817,492
Duke Realty, Series J (b)		38,244	974,588	940,802
Duke Realty, Series K (b)		43,000	1,081,863	1,051,350
Duke Realty, Series L (b)		12,000	302,160	294,600
Duke Realty, Series M (b)		8,000	200,000	201,600
Equity Residential Properties, Series N (b)		85,000	2,132,834	2,125,000
First Industrial Realty Trust, Series J (b)		74,025	1,876,534	1,873,573
Health Care Properties, Series E (b)		10,000	257,000	258,300
Health Care Properties, Series F (b)		46,235	1,166,230	1,167,434
HRPT Properties, Series C (b)		100,000	2,500,000	2,507,000
Kimco Realty Corp, Series (b)		58,000	1,406,500	1,473,200
New Plan Excel Realty Trust Inc., Series E (b)		10,375	264,563	265,081
Prologis Trust, Series F (b)		35,120	892,477	879,756
Prologis Trust, Series G (b)		43,190	1,098,075	1,084,069
PS Business Parks, Series H		35,000	868,036	870,450
PS Business Parks, Series I		20,000	485,577	492,000
PS Business Parks, Series M		43,180	1,077,682	1,092,453
Public Storage, Series A (b)		40,000	977,346	952,800
Public Storage, Series E (b)		15,000	377,550	375,900
Public Storage, Series X (b)		20,000	502,366	489,400
Public Storage, Series Z (b)		20,000	497,779	482,800
Realty Income Corp, Series D (b)		90,000	2,281,500	2,290,500
Regency Centers, Series C (b)		50,000	1,245,000	1,187,500
Regency Centers, Series D (b)		36,888	962,795	936,955
Vornado Realty Trust, Series F (b)		65,000	1,611,277	1,617,200

See accompanying Notes to Schedule of Investments.

2006 Annual Report

First American Mortgage Funds

American Strategic Income Portfolio II (continued)

Description of Security	Date Acquired	Shares	Cost	Value (a)
Vornado Realty Trust, Series G (b)		11,000	$257,949	$268,400
Vornado Realty Trust, Series I (b)		16,000	374,000	391,520
Total Preferred Stocks			32,538,700	32,257,874
Total Investments in Unaffiliated Securities			227,012,510	216,270,703
Real Estate Owned (h) — 9.1%
Hidden Woods Apartment Building, College Park, GA	12/18/02		13,549,533	10,088,000
Sussex Club Apartment Building, Athens, GA	04/08/03		10,412,459	7,287,000
Total Real Estate Owned			23,961,992	17,375,000
Short-Term Investment (i) — 5.6%
First American Prime Obligations Fund, Class Z		10,689,267	10,689,267	10,689,267

Total Investments in Securities (j) — 128.2%	$261,663,769	$244,334,970

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  On August 31, 2006, securities valued at $98,270,133 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$8,077,608	8/7/06	5.29%	9/7/06	$32,855	(1)
34,500,000	8/1/06	6.27%	9/1/06	185,231	(2)
13,034,000	8/9/06	6.07%	9/8/06	53,712	(3)
$55,611,608				$271,798

*  Interest rate as of August 31, 2006. Rates are based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:

  (1)  Morgan Stanley:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $4,410,539 par
Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $250,634 par
Federal National Mortgage Association, 6.00%, 10/1/16, $302,814 par
Federal National Mortgage Association, 5.50%, 6/1/17, $411,360 par
Federal National Mortgage Association, 5.00%, 9/1/17, $645,141 par
Federal National Mortgage Association, 5.00%, 11/1/17, $1,270,301 par
Federal National Mortgage Association, 6.50%, 6/1/29, $1,391,085 par
Federal National Mortgage Association, 7.50%, 4/1/30, $49,000 par
Federal National Mortgage Association, 7.50%, 5/1/30, $160,290 par
Federal National Mortgage Association, 8.00%, 5/1/30, $42,859 par
Federal National Mortgage Association, 8.00%, 6/1/30, $206,237 par

  (2)  Morgan Stanley:
1336 and 1360 Energy Park Drive, 7.55%, 10/1/08, $2,572,024 par
5555 East Van Buren I, 5.68%, 7/1/11, $6,494,252 par
Autumnwood, Southern Woods, Hinton Hollow, 7.68%, 6/1/09, $6,989,066 par
Bigelow Office Building, 8.88%,4/1/07, $1,182,032 par
Chardonnay Apartments, 6.40%, 7/1/13, $4,010,744 par
Cypress Point Office Park I, 5.30%, 6/1/09, $4,570,655 par
Cypress Point Office Park II, 5.30%, 7/1/09, $4,440,656 par
Hadley Avenue Business Center, 8.38%, 1/1/11, $2,270,288 par
LaCosta Centre, 5.20%, 3/1/09, $4,476,534 par
Minikahda Mini Storage III, 8.62%, 8/1/09, $3,784,565 par
Minikahda Mini Storage V, 8.75%, 9/1/09, $2,078,637 par
Misty Woods/Riverfall Square I, 8.32%, 9/1/06, $7,966,000 par
Oak Knoll Village Shopping Center, 6.73%, 10/1/13, $1,577,092 par

2006 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Strategic Income Portfolio II (concluded)

Redwood Dental Building, 7.40%, 7/1/12, $2,571,258 par
Southridge Apartments, 8.43%, 4/1/09, $7,376,944 par
Vista Bonita Apartments, 8.54%, 4/1/08, $2,767,931 par

  (3)  Dresdner Bank:
AMB Property, Series L, 62,000 shares
AMB Property, Series M, 14,360 shares
AMB Property, Series O, 17,500 shares
BRE Properties, Series C, 62,000 shares
BRE Properties, Series D, 18,148 shares
Duke Realty, Series J, 38,244 shares
Duke Realty, Series K, 43,000 shares
Duke Realty, Series L, 12,000 shares
Duke Realty, Series M, 8,000 shares
Equity Residential Properties, Series N, 85,000 shares
First Industrial Realty Trust, Series J, 74,025 shares
Health Care Properties, Series E, 10,000 shares
Health Care Properties, Series F, 46,235 shares
HRPT Properties, Series C, 100,000 shares
Kimco Realty Corp, Series B, 58,000 shares
New Plan Excel Realty Trust Inc., Series E, 10,375 shares
Prologis Trust, Series F, 35,120 shares
Prologis Trust, Series G, 43,190 shares
Public Storage, Series A, 40,000 shares
Public Storage, Series E, 15,000 shares
Public Storage, Series X, 20,000 shares
Public Storage, Series Z, 20,000 shares
Realty Income Corp, Series D, 90,000 shares
Regency Centers, Series C, 50,000 shares
Regency Centers, Series D, 36,888 shares
Vornado Realty Trust, Series F, 65,000 shares
Vornado Realty Trust, Series G, 11,000 shares
Vornado Realty Trust, Series I, 16,000 shares

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $70,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $70,000,000 lending commitment.

The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $15,000,000 using preferred stock as collateral. The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $15,000,000 lending commitment.

(c)  Interest rates on commercial and multifamily loans are the net coupon rates (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) in effect on August 31, 2006. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2006.

(d)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2006, the total value of fair valued securities was $174,838,163 or 91.8% of net assets. See note 2 in Notes to Financial Statements.

(e)  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2006.

(f)  Loan not current on interest and/or principal payments.

(g)  Interest only – Represents securities that entitle holders to receive only interest payments on the mortgages. Principal balance of the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2006.

(h)  See note 2 in Notes to Financial Statements.

(i)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

(j)  On August 31, 2006, the cost of investments in securities for federal income tax purposes was $254,541,496. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost, were as follows:

Gross unrealized appreciation	$9,675,591
Gross unrealized depreciation	(19,882,117)
Net unrealized depreciation	$(10,206,526)

2006 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Strategic Income Portfolio III  August 31, 2006

Description of Security	Date Acquired	Par Value	Cost	Value (a)
(Percentages of each investment category relate to net assets)
U.S. Government Agency Mortgage-Backed Securities (b) — 3.7%
Fixed Rate — 3.7%
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, #E93231		$4,410,539	$4,536,186	$4,403,087
9.00%, 7/1/30, #C40149		350,888	359,781	381,076
Federal National Mortgage Association, 6.00%, 10/1/16, #607030		302,814	304,325	306,492
5.50%, 2/1/17, #623874		671,842	670,367	671,532
5.50%, 6/1/17, #648508		411,360	413,256	410,849
5.00%, 9/1/17, #254486		645,141	646,719	633,901
5.00%, 11/1/17, #657356		1,270,301	1,276,501	1,248,168
6.50%, 6/1/29, #252497		973,760	967,482	994,134
7.50%, 4/1/30, #532867		43,916	42,505	45,461
7.50%, 5/1/30, #535289		160,290	155,149	165,926
8.00%, 5/1/30, #538266		42,859	42,341	45,273
8.00%, 6/1/30, #253347		185,613	183,371	196,070
Total U.S. Government Agency Mortgage-Backed Securities			9,597,983	9,501,969
Private Mortgage-Backed Security (c) — 0.0%
Fixed Rate — 0.0%
First Gibraltar, Series 1992-MM, Class B, 8.79%, 10/25/21	07/30/93	162,794	87,296	—
Whole Loans and Participation Mortgages (c) (d) — 96.1%
Commercial Loans — 52.5%
150 North Pantano I, Tucson, AZ, 8.79%, 2/1/08 (f) (g)	01/07/05	3,525,000	3,525,000	3,555,266
150 North Pantano II, Tucson, AZ, 14.88%, 2/1/08 (f)	01/07/05	440,000	440,000	442,413
2350 Lakeside, Richardson, TX, 7.93%, 4/1/09 (f)	03/07/06	6,700,000	6,700,000	6,254,213
8324 East Hartford Drive I, Scottsdale, AZ, 5.15%, 5/1/09 (b) (f)	04/08/04	3,800,000	3,800,000	3,751,959
Academy Spectrum, Colorado Springs, CO, 7.73%, 5/1/09 (b)	12/18/02	5,091,825	5,091,825	5,244,580
Alliant University, Fresno, CA, 7.15%, 8/1/11	07/12/06	2,800,000	2,800,000	2,940,000
Apache Meridian Plaza I, Apache Junction, AZ, 8.32%, 3/1/09 (f) (g)	02/22/06	5,320,000	5,320,000	5,479,600
Apache Meridian Plaza II, Apache Junction, AZ, 14.88%, 3/1/09 (f)	02/22/06	665,000	665,000	673,316
Biltmore Lakes Corporate Center, Phoenix, AZ, 6.00%, 9/1/09 (b)	08/02/04	3,325,291	3,325,291	3,347,075
Carrier 360, Grand Prairie, TX, 5.40%, 7/1/09 (b)	06/28/04	3,362,088	3,362,088	3,343,522
Carrier 360 II, Grand Prairie, TX, 5.88%, 7/1/09	12/16/05	346,528	346,528	348,394
Fairview Business Park, Salem, OR, 7.33%, 8/1/11	07/14/06	7,600,000	7,600,000	7,980,000
France Avenue Business Park II, Brooklyn Park, MN, 7.40%, 10/1/12 (b)	09/12/02	4,440,555	4,440,555	4,662,582
Holiday Village Shopping Center, Park City, UT, 7.15%, 11/1/07 (b)	11/12/02	4,628,900	4,628,900	4,708,147
Jackson Street Warehouse, Phoenix, AZ, 8.53%, 7/1/07 (b)	06/30/98	2,712,351	2,712,350	2,739,474
Jilly's American Grill, Scottsdale, AZ, 7.77%, 9/1/08 (f) (g)	08/19/05	1,810,000	1,810,000	1,810,000
La Cholla Plaza I, Tucson, AZ, 8.57%, 8/1/09	07/26/06	13,625,000	13,625,000	13,625,000
La Cholla Plaza II, Tucson, AZ, 14.88%, 8/1/09	07/26/06	1,700,000	1,700,000	1,700,000
North Austin Business Center, Austin, TX, 5.65%, 11/1/11 (b)	11/01/04	4,066,742	4,066,742	4,060,310
Outlets at Casa Grande, Casa Grande, AZ, 6.93%, 3/1/11 (f)	02/27/06	7,300,000	7,300,000	7,658,642
Pacific Shores Mobile Home Park II, Newport, OR, 11.00%, 10/1/06	09/27/96	503,275	500,758	503,275
Preston Trail Village I, Dallas, TX, 8.57%, 12/1/07 (f) (g)	11/18/05	17,300,000	17,300,000	17,473,000
Preston Trail Village II, Dallas, TX, 13.50%, 12/1/07 (f)	11/18/05	2,500,000	2,500,000	2,115,509
RealtiCorp Fund III, Orlando/Crystal River, FL, 10.39%, 3/1/07 (f) (g)	02/28/06	4,222,755	4,222,755	4,222,755
Shoppes at Jonathan's Landing, Jupiter, FL, 7.95%, 5/1/10 (b)	04/12/00	2,803,311	2,803,311	2,915,443
Spa Atlantis, Pompano Beach, FL, 8.57%, 10/1/08 (f) (g)	09/30/05	19,500,000	19,500,000	19,695,000
Tatum Ranch Center, Phoenix, AZ, 6.53%, 9/1/11 (b)	08/25/04	3,588,523	3,588,523	3,696,290
			133,674,626	134,945,765

See accompanying Notes to Schedule of Investments.

2006 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Strategic Income Portfolio III (continued)

Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)
Multifamily Loans — 41.6%
Archstone Vinings, Vinings, GA, 8.57%, 11/1/07 (f) (g)	11/01/04	$16,500,000	$16,500,000	$12,282,912
Centennial Park I, Richardson, TX, 8.89%, 3/1/07 (f) (g)	02/28/06	12,135,000	12,135,000	12,135,000
Centennial Park II, Richardson, TX, 14.90%, 3/1/07 (f)	02/28/06	2,530,000	2,530,000	2,206,160
Centennial Park Additional Lots, Richardson, TX, 9.29%, 3/1/07 (f) (g)	05/01/06	2,700,000	2,700,000	2,700,000
Chateau Club Apartments I, Athens, GA, 8.57%, 6/1/07 (f) (g)	05/18/04	6,000,000	6,000,000	4,200,000
Chateau Club Apartments II, Athens, GA, 11.88%, 6/1/07 (f)	05/18/04	500,000	500,000	350,000
Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13 (b)	08/29/03	2,525,812	2,525,812	2,611,089
Courtyards at Mesquite I, Mesquite, TX, 6.60%, 11/1/09 (f)	10/14/05	7,600,000	7,600,000	7,748,717
Courtyards at Mesquite II, Mesquite, TX, 8.00%, 11/1/09 (f)	10/14/05	2,850,000	2,850,000	2,676,401
Eastern Oaks Apartments I, Abilene, TX, 8.29%, 8/1/08 (f) (g)	07/01/05	4,483,000	4,483,000	4,321,464
Eastern Oaks Apartments II, Abilene, TX, 9.88%, 8/1/08 (f)	07/01/05	953,000	953,000	687,062
El Dorado Apartments I, Tucson, AZ, 8.29%, 9/1/07 (b) (g)	08/26/04	2,574,983	2,574,983	2,512,116
El Dorado Apartments II, Tucson, AZ, 14.90%, 9/1/07 (f)	08/24/04	500,000	500,000	426,656
Flint Ridge on the Lake Apartments I, Hillsborough, NC, 6.75%, 1/1/07 (b) (f) (g)	12/19/03	5,840,000	5,840,000	5,520,273
Flint Ridge on the Lake Apartments II, Hillsborough, NC, 10.00%, 1/1/07 (f)	12/19/03	500,000	500,000	391,500
Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14 (b)	12/24/03	1,390,056	1,390,056	1,459,559
Geneva Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	60,111	60,111	61,268
Good Haven Apartments I, Dallas, TX, 8.57%, 9/1/07 (b) (f) (g)	08/24/04	6,737,000	6,737,000	6,794,844
Good Haven Apartments II, Dallas, TX, 14.88%, 9/1/07 (f)	08/24/04	842,000	842,000	764,998
Hidden Ridge I, Irving, TX, 8.32%, 8/1/07 (b) (f) (g)	07/23/03	13,232,000	13,232,000	13,232,000
Hidden Ridge II, Irving, TX, 9.90%, 8/1/07 (f)	07/23/03	2,648,000	2,648,000	2,093,184
Lions Park Apartments I, Elk River, MN, 5.20%, 4/1/09 (b)	03/25/04	3,436,624	3,436,624	3,385,022
Lions Park Apartments II, Elk River, MN, 11.88%, 4/1/09	03/25/04	99,081	99,081	97,314
Meadowview Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	1,008,912	1,008,912	1,059,357
Meadowview Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	60,111	60,111	61,268
Meridian Pointe Apartments, Kalispell, MT, 9.88%, 2/1/12	03/07/97	1,082,884	1,082,884	1,137,029
Nassau Lakes Apartments, Fernadina Beach, FL, 7.82%, 4/1/08 (f) (g)	03/29/05	44,539	44,539	44,762
Parkway Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	960,926	960,926	1,008,972
Parkway Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	60,111	60,111	61,268
Tulsa Apartment Portfolio I, Tulsa, OK, 9.93%, 3/1/07 (e) (f)	02/27/03	6,790,000	6,790,000	4,753,000
Tulsa Apartment Portfolio II, Tulsa, OK, 9.93%, 3/1/07 (f)	02/27/03	8,230,000	8,230,000	5,761,000
Westchase Apartments, Austell, GA, 8.82%, 9/1/06 (b) (f) (g)	08/12/03	5,000,000	5,000,000	4,480,428
			119,874,150	107,024,623
Single Family Loan — 2.0%
3500 Anini Road, I loan, Hawaii, 8.57%, 7/1/07		5,525,000	5,525,000	5,266,928
Total Whole Loans and Participation Mortgages			259,073,776	247,237,316
Preferred Stocks — 17.3%
Real Estate Investment Trusts — 17.3%
AMB Property, Series L (b)		97,000	2,473,891	2,352,250
AMB Property, Series M (b)		21,240	543,889	526,752
AMB Property, Series O (b)		12,500	312,500	319,531
BRE Properties, Series C (b)		93,600	2,362,220	2,264,184
BRE Properties, Series D (b)		32,918	823,501	796,286
Developers Diversified Realty, Series G		400	10,380	10,204
Developers Diversified Realty, Series H		63,000	1,634,450	1,607,130
Developers Diversified Realty, Series I		59,000	1,538,322	1,526,330
Duke Realty, Series J (b)		94,000	2,361,279	2,298,300
Duke Realty, Series K (b)		20,956	535,385	515,518
Duke Realty, Series M (b)		2,000	50,000	50,400
Equity Residential Properties, Series N (b)		125,000	3,150,150	3,125,000
First Industrial Realty Trust, Series J (b)		106,075	2,689,001	2,684,758
Health Care Properties, Series E (b)		14,990	385,068	387,192

See accompanying Notes to Schedule of Investments.

2006 Annual Report

First American Mortgage Funds

American Strategic Income Portfolio III (continued)

Description of Security	Shares	Cost	Value (a)
Health Care Properties, Series F (b)	96,800	$2,444,530	$2,444,200
HRPT Property Trust, Series C (b)	100,000	2,500,000	2,507,000
Kimco Realty, Series F (b)	113,000	2,754,500	2,870,200
New Plan Excel Realty Trust, Series E (b)	14,875	379,313	380,056
Post Properties, Series B	1,600	39,940	40,784
Prologis Trust, Series F (b)	54,580	1,384,051	1,367,229
Prologis Trust, Series G (b)	65,210	1,654,640	1,636,771
PS Business Parks, Series H	59,610	1,487,689	1,508,133
PS Business Parks, Series I	35,000	864,224	870,450
PS Business Parks, Series L	20,000	488,475	492,000
PS Business Parks, Series M	7,000	179,550	180,600
Public Storage, Series A (b)	38,000	921,909	905,160
Public Storage, Series X (b)	59,000	1,481,818	1,443,730
Public Storage, Series Z (b)	30,000	746,643	724,200
Realty Income, Series D (b)	97,500	2,474,125	2,481,375
Regency Centers, Series C (b)	68,424	1,769,778	1,737,970
Regency Centers, Series D (b)	50,000	1,243,000	1,187,500
Vornado Realty Trust, Series E (b)	7,400	186,598	190,550
Vornado Realty Trust, Series F (b)	65,000	1,605,423	1,617,200
Vornado Realty Trust, Series G (b)	41,850	1,004,886	1,021,140
Vornado Realty Trust, Series I (b)	18,000	420,500	440,460
Total Preferred Stocks		44,901,628	44,510,543
Total Investments in Unaffiliated Securities		313,660,683	301,249,828
Short-Term Investment (h) — 3.6%
First American Prime Obligations Fund, Class Z	9,377,767	9,377,767	9,377,767

Total Investments in Securities (i) — 120.7%	$323,038,450	$310,627,595

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  On August 31, 2006, securities valued at $126,241,594 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$8,574,325	8/7/06	5.29%	9/7/06	$39,058	(1)
27,000,000	8/1/06	6.27%	9/1/06	145,661	(2)
18,587,000	8/9/06	6.07%	9/8/06	93,990	(3)
$54,161,325				$234,661

*  Interest rate as of August 31, 2006. Rates are based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:

  (1)  Morgan Stanley:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $4,410,539 par
Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $350,888 par
Federal National Mortgage Association, 6.00%, 10/1/16, $302,814 par
Federal National Mortgage Association, 5.50%, 2/1/17, $671,842 par
Federal National Mortgage Association, 5.50%, 6/1/17, $411,360 par
Federal National Mortgage Association, 5.00%, 9/1/17, $645,141 par
Federal National Mortgage Association, 5.00%, 11/1/17, $1,270,301 par

2006 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Strategic Income Portfolio III (continued)

Federal National Mortgage Association, 6.50%, 6/1/29, $973,760 par
Federal National Mortgage Association, 7.50%, 4/1/30, $43,916 par
Federal National Mortgage Association, 7.50%, 5/1/30, $160,290 par
Federal National Mortgage Association, 8.00%, 5/1/30, $42,859 par
Federal National Mortgage Association, 8.00%, 6/1/30, $185,613 par

  (2)  Morgan Stanley:
8324 East Hartford Drive I, 5.15%, 5/1/09, $3,800,000 par
Academy Spectrum, 7.73%, 5/1/09, $5,091,825 par
Biltmore Lakes Corporate Center, 6.00%, 9/1/09, $3,325,291 par
Carrier 360, 5.40%, 7/1/09, $3,362,088 par
Country Villa Apartments, 6.90%, 9/1/13, $2,525,812 par
El Dorado Apartments I, 8.29%, 9/1/07, $2,574,983 par
Flint Ridge on the Lake Apartments I, 6.75%, 1/1/07, $5,840,000 par
France Avenue Business Park II, 7.40%, 10/1/12, $4,440,555 par
Geneva Village Apartments I, 7.00%, 1/1/14, $1,390,056 par
Good Haven Apartments I, 8.57%, 9/1/07, $6,737,000 par
Hidden Ridge I, 8.32%, 9/1/06, $13,232,000 par
Holiday Village Shopping Center, 7.15%, 11/1/07, $4,628,900 par
Jackson Street Warehouse, 8.53%, 7/1/07, $2,712,351 par
Lions Park Apartments I, 5.20%, 4/1/09, $3,436,624 par
North Austin Business Center, 5.65%, 11/1/11, $4,066,742 par
Shoppes at Jonathan's Landing, 7.95%, 5/1/10, $2,803,311 par
Tatum Ranch Center, 6.53%, 9/1/11, $3,588,523 par
Westchase Apartments, 8.82%, 9/1/06, $5,000,000 par

  (3)  Dresdner Bank:
AMB Property, Series L, 97,000 shares
AMB Property, Series M, 21,240 shares
AMB Property, Series O, 12,500 shares
BRE Properties, Series C, 93,600 shares
BRE Properties, Series D, 32,918 shares
Duke Realty, Series J, 94,000 shares
Duke Realty, Series K, 20,956 shares
Duke Realty, Series M, 2,000 shares
Equity Residential Properties, Series N, 125,000 shares
First Industrial Realty Trust, Series J, 106,075 shares
Health Care Properties, Series E, 14,990 shares
Health Care Properties, Series F, 96,800 shares
HRPT Property Trust, Series C, 100,000 shares
Kimco Realty, Series F, 113,000 shares
New Plan Excel Realty Trust, Series E, 14,875 shares
Prologis Trust, Series F, 54,580 shares
Prologis Trust, Series G, 65,210 shares
Public Storage, Series A, 38,000 shares
Public Storage, Series X, 59,000 shares
Public Storage, Series Z, 30,000 shares
Realty Income, Series D, 97,500 shares
Regency Centers, Series C, 68,424 shares
Regency Centers, Series D, 50,000 shares
Vornado Realty Trust, Series E, 7,400 shares
Vornado Realty Trust, Series F, 65,000 shares
Vornado Realty Trust, Series G, 41,850 shares
Vornado Realty Trust, Series I, 18,000 shares

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $90,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $90,000,000 lending commitment.

The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $20,000,000 using preferred stock as collateral. The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $20,000,000 lending commitment.

(c)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2006, the total value of fair valued securities was $247,237,316 or 96.1% of net assets. See note 2 in Notes to Financial Statements.

2006 Annual Report

First American Mortgage Funds

American Strategic Income Portfolio III (concluded)

(d)  Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2006. Interest rates and maturity dates disclosed on single family loans represent the weighed average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2006.

(e)  Loan not current on interest and/or principal payments.

(f)  Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon in effect as of August 31, 2006.

(g)  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2006.

(h)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. See note 3 in Notes to Financial Statements.

(i)  On August 31, 2006, the cost of investments in securities for federal income tax purposes was $323,299,160. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost were as follows:

Gross unrealized appreciation	$2,736,340
Gross unrealized depreciation	(15,407,905)
Net unrealized depreciation	$(12,671,565)

2006 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS

American Select Portfolio  August 31, 2006

Description of Security	Date Acquired	Par Value	Cost	Value (a)
(Percentages of each investment category relate to net assets)
U.S. Government Agency Mortgage-Backed Securities (b) — 3.9%
Fixed Rate — 3.9%
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, #E93231		$2,480,928	$2,551,605	$2,476,736
7.50%, 12/1/29, #C00896		366,729	360,179	381,232
Federal National Mortgage Association, 5.00%, 11/1/17, #657356		1,270,301	1,276,498	1,248,168
6.50%, 6/1/29, #252497		1,251,976	1,243,904	1,278,173
7.50%, 5/1/30, #535289		89,050	86,193	92,181
8.00%, 5/1/30, #538266		23,811	23,523	25,152
Total U.S. Government Agency Mortgage-Backed Securities			5,541,902	5,501,642
Corporate Note — 3.6%
Adjustable Rate (c) (d) — 3.6%
Stratus Properties, 9.89%, 1/1/08	12/28/00	5,000,000	5,000,000	5,100,000
Whole Loans and Participation Mortgages (d) (e) — 98.9%
Commercial Loans — 52.6%
12000 Aerospace, Clear Lake, TX, 5.43%, 1/1/10 (b)	12/22/04	5,161,193	5,161,193	5,125,781
Best Buy, Fullerton, CA, 8.63%, 1/1/11	12/29/00	1,794,086	1,794,086	1,883,790
Cingular Wireless Building, Richardson, TX, 7.03%, 7/1/11	06/21/06	6,500,000	6,500,000	6,760,000
Clear Lake Central I, Webster, TX, 6.70%, 8/1/11	07/27/06	7,100,000	7,100,000	7,390,106
George Gee Pontiac, Liberty Lake, WA, 7.23%, 7/1/10 (f)	06/30/05	4,675,000	4,675,000	4,908,750
George Gee Pontiac, Liberty Lake, WA, 7.25%, 7/1/10 (f)	06/30/05	2,125,000	2,125,000	2,231,250
Highland Park I, Scottsdale, AZ, 6.77%, 3/1/11 (f)	02/23/06	9,500,000	9,500,000	9,812,636
Highland Park II, Scottsdale, AZ, 9.88%, 3/1/11 (f)	02/23/06	1,200,000	1,200,000	1,082,003
Landmark Bank Center, Sarasota, FL, 5.85%, 7/1/09 (b)	10/01/04	4,703,592	4,703,592	4,726,197
Northrop Grumman Campus I, Colorado Springs, CO, 8.57%, 12/1/08 (c) (f)	11/15/05	5,700,000	5,700,000	5,871,000
Northrop Grumman Campus II, Colorado Springs, CO, 13.88%, 12/1/08 (f)	11/15/05	1,100,000	1,100,000	1,086,194
Oxford Mall, Oxford, MS, 9.32%, 10/1/06 (c) (f)	09/24/04	4,600,000	4,600,000	4,600,000
Peony Promenade, Plymouth, MN, 6.93%, 6/1/13 (b)	05/12/03	4,994,270	4,994,270	5,243,983
Point Plaza, Turnwater, WA, 8.43%, 1/1/11 (b)	04/19/04	6,045,328	6,045,328	6,160,933
Town Square #6, Olympia, WA, 7.40%, 9/1/12 (b)	08/02/02	3,864,850	3,864,850	4,058,092
Victory Packaging, Phoenix, AZ, 8.53%, 1/1/12 (b)	12/20/01	2,461,367	2,461,367	2,584,436
			71,524,686	73,525,151
Multifamily Loans — 46.3%
Blossom Corners Apartments I, Orlando, FL, 8.79%, 2/1/09 (c) (f)	01/19/06	3,750,000	3,750,000	3,862,500
Blossom Corners Apartments II, Orlando, FL, 14.88%, 2/1/09 (f)	01/19/06	450,000	450,000	433,860
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15 (b)	08/11/03	4,633,642	4,633,642	4,865,324
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	08/11/03	661,021	661,021	690,032
Casa del Vista Apartments, Carson City, NV, 8.40%, 1/1/08 (b)	12/15/00	2,869,452	2,869,452	2,926,841
Centre Court, White Oaks and Green Acres Apartments, North Canton and Massilon, OH, 8.65%, 1/1/09 (b)	12/30/98	3,654,172	3,654,172	3,763,798
El Conquistador Apartments, Tucson, AZ, 7.65%, 4/1/09 (b)	03/24/99	2,658,473	2,658,473	2,738,227
Fountain Villas, Phoenix, AZ, 8.77%, 9/1/08 (c) (f)	08/08/05	1,825,000	1,825,000	1,825,000
Glen Iris Land, Atlanta, GA, 8.89%, 3/1/07 (c) (f)	02/02/06	6,250,000	6,250,000	6,250,000
Greenwood Residences, Milton, WA, 7.63%, 4/1/08 (b)	03/12/98	2,162,999	2,162,999	2,205,701
Hunters Meadow, Colorado Springs, CO, 7.80%, 8/1/12 (b)	07/02/02	6,134,260	6,134,260	4,649,861
Lakeside Village Apartments I, Oklahoma City, OK, 8.54%, 6/1/07 (c) (f)	05/19/04	3,700,000	3,700,000	3,713,268
Lakeside Village Apartments II, Oklahoma City, OK, 14.88%, 6/1/07 (f)	05/19/04	460,000	460,000	364,410
Revere Apartments, Revere, MA, 7.28%, 5/1/09 (b)	04/22/99	1,187,123	1,187,123	1,222,737
RP Urban Partners, Oxnard, CA, 8.79%, 3/1/10 (c) (f)	02/23/05	5,000,000	5,000,000	5,127,300
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13 (b)	06/05/03	6,958,399	6,958,399	6,971,175

See accompanying Notes to Schedule of Investments.

2006 Annual Report

First American Mortgage Funds

American Select Portfolio (continued)

Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)
Village Commons Apartments, San Ramon, CA, 7.72%, 5/1/08 (c) (f)	04/27/05	$7,060,000	$7,060,000	$6,711,285
Woodstock Apartments I, Dallas, TX, 7.22%, 1/1/06 (c) (f) (g)	12/06/01	8,300,000	8,300,000	5,810,000
Woodstock Apartments II, Dallas, TX, 11.00%, 1/1/06 (f) (g)	12/06/01	1,000,000	1,000,000	700,000
			68,714,541	64,831,319
Total Whole Loans and Participation Mortgages			140,239,227	138,356,470
Preferred Stocks — 13.4%
Real Estate Investment Trusts — 13.4%
AMB Property, Series M (b)		8,700	222,285	215,760
AMB Property, Series O (b)		55,000	1,375,000	1,405,938
BRE Properties, Series C (b)		68,000	1,713,000	1,644,920
BRE Properties, Series D (b)		3,434	86,548	83,068
Developers Diversified Realty, Series H		13,437	338,536	342,778
Developers Diversified Realty, Series I		52,912	1,356,657	1,368,833
Duke Realty Corp., Series L (b)		71,000	1,787,780	1,743,050
First Industry Realty Trust, Series J (b)		45,050	1,142,017	1,140,216
Health Care Properties, Series E (b)		3,510	90,207	90,663
Health Care Properties, Series F (b)		42,800	1,079,840	1,080,700
HRPT Properties Trust, Series C (b)		50,000	1,250,000	1,253,500
New Plan Excel Realty Trust, Inc., Series E (b)		6,350	161,925	162,243
PS Business Parks, Inc., Series H		30,000	744,036	746,100
PS Business Parks, Inc., Series I		16,000	388,272	393,600
PS Business Parks, Inc., Series M		22,210	554,629	561,913
Public Storage, Series E (b)		65,000	1,627,750	1,628,900
Realty Income Corp, Series D (b)		60,000	1,521,000	1,527,000
Regency Centers Corp., Series C (b)		5,888	151,779	149,555
Regency Centers Corp., Series D (b)		64,000	1,592,900	1,520,000
Vornado Realty Trust, Series F (b)		60,000	1,491,563	1,492,800
Vornado Realty Trust, Series I (b)		6,000	139,500	146,820
Total Preferred Stocks			18,815,224	18,698,357
Total Investments in Unaffiliated Securities			169,596,353	167,656,469
Short-Term Investment (h) — 2.2%
First American Prime Obligations Fund, Class Z		3,031,515	3,031,515	3,031,515

Total Investments in Securities (i) — 122.0%	$172,627,868	$170,687,984

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  On August 31, 2006, securities valued at $78,029,861 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$5,242,408	8/7/2006	5.29%	9/7/2006	$23,881	(1)
19,000,000	8/1/2006	6.27%	9/1/2006	102,502	(2)
7,331,000	8/9/2006	6.07%	9/8/2006	37,071	(3)
$31,573,408				$163,454

*  Interest rate as of August 31, 2006. Rate is based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

2006 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Select Portfolio (continued)

Name of broker and description of collateral:

  (1)  Morgan Stanley:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $2,480,928 par
Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $366,729 par
Federal National Mortgage Association, 5.00%, 11/1/17, $1,270,301 par
Federal National Mortgage Association, 6.50%, 6/1/29, $1,251,976 par
Federal National Mortgage Association, 7.50%, 5/1/30, $89,050 par
Federal National Mortgage Association, 8.00%, 5/1/30, $23,811par

  (2)  Morgan Stanley:
12000 Aerospace, 5.43%, 1/1/10, $5,161,193 par
Briarhill Apartments I, 6.90%, 9/1/15, $4,633,642 par
Casa del Vista Apartments, 8.40%, 1/1/08, $2,869,452 par
Centre Court, White Oaks, and Green Acres Apartments, 8.65%, 1/1/09, $3,654,172 par
El Conquistador Apartments, 7.65%, 4/1/09, $2,658,473 par
Greenwood Residences, 7.63%, 4/1/08, $2,162,999 par
Hunters Meadow, 7.80%, 8/1/12, $6,142,239 par
Landmark Bank Center, 5.85%, 7/1/09, $4,703,592 par
Peony Promenade, 6.93%, 6/1/13, $4,994,270 par
Point Plaza, 8.43%, 1/1/11, $6,045,328 par
Revere Apartments, 7.28%, 5/1/09, $1,187,123 par
Sheridan Pond Apartments, 6.43%, 7/1/13, $6,958,399 par
Town Square #6, 7.40%, 9/1/12, $3,864,850 par
Victory Packaging, 8.53%, 1/1/12, $2,461,367 par

  (3)  Dresdner Bank:
AMB Property, Series M, 8,700 shares
AMB Property, Series O, 55,000 shares
BRE Properties, Series C, 68,000 shares
BRE Properties, Series D, 3,434 shares
Duke Realty, Series L, 71,000 shares
First Industry Realty Trust, Series J 45,050 shares
Health Care Properties, Series E, 3,510 shares
Health Care Properties, Series F, 42,800 shares
HRPT Properties Trust, Series C, 50,000 shares
New Plan Excel Realty Trust, Inc., Series E 6,350 shares
Public Storage, Series E, 65,000 shares
Realty Income Corp, Series D, 60,000 shares
Regency Centers, Series C, 5,888 shares
Regency Centers, Series D, 64,000 shares
Vornado Realty Trust, Series F, 60,000 shares
Vornado Realty Trust, Series I, 6,000 shares

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $60,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $60,000,000 lending commitment.

The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $10,000,000 using preferred stock as collateral. The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $10,000,000 lending commitment.

(c)  Variable Rate Security – The rate shown is the net coupon rate in effect on August 31, 2006.

(d)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2006, the total market value of fair valued securities was $143,456,470 or 102.5% of net assets. See note 2 in Notes to Financial Statements.

(e)  Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2006.

(f)  Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2006.

(g)  Loan not current on interest and/or principal payments.

(h)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. See note 3 in Notes to Financial Statements.

2006 Annual Report

First American Mortgage Funds

American Select Portfolio (concluded)

(i)  On August 31, 2006, the cost of investments in securities for federal income tax purposes was $173,448,308. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost were as follows:

Gross unrealized appreciation	$2,444,672
Gross unrealized depreciation	(5,204,996)
Net unrealized depreciation	$(2,760,324)

2006 Annual Report

First American Mortgage Funds

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. :

We have audited the accompanying statements of assets and liabilities of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (collectively, the "funds") including the schedules of investments, as of August 31, 2006, and the related statements of operations, cash flows, the statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds' internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006, and confirmation of the securities held by correspondence with brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. at August 31, 2006, the results of their operations, cash flows, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 13, 2006

2006 Annual Report

First American Mortgage Funds

NOTICE TO SHAREHOLDERS (unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the funds by automatically reinvesting dividends and capital gains. The plan is administered by Computershare, the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of your funds. To enroll in this plan, call Computershare at 800-543-5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

If you are a beneficial owner and wish to join the Plan, you must contact your bank, broker or other nominee to arrange participation in the Plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the Plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the Plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

For each fund, beginning no more than three business days before the dividend payment date, Computershare will buy shares of the fund on the New York Stock Exchange ("NYSE") or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is less than a 5% premium over the fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, Computershare will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the funds' shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the funds. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

2006 Annual Report

First American Mortgage Funds

Notice to SHAREHOLDERS (Unaudited) continued

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the funds are subject to income tax, to the same extent as if received in cash. When shares are issued by a fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

Each fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, 800-426-5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the period ended August 31, 2006. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

2006 Annual Report

First American Mortgage Funds

Income Distributions (the funds designate the following amounts as ordinary income distributions)

Payable Date	American Strategic Income Portfolio (ASP) Amount	American Strategic Income Portfolio II (BSP) Amount	American Strategic Income Portfolio III (CSP) Amount	American Select Portfolio (SLA) Amount
September 21, 2005	$0.0650	$0.0800	$0.0650	$0.3100
October 26, 2005	0.0650	0.0800	0.0650	0.0700
November 23, 2005	0.0650	0.0800	0.0650	0.0700
December 28, 2005	0.0600	0.0800	0.0650	0.0700
January 9, 2006	0.0600	0.0800	0.0650	0.0700
February 22, 2006	0.0600	0.0800	0.0650	0.0700
March 22, 2006	0.0600	0.0800	0.0650	0.0700
April 26, 2006	0.0600	0.0800	0.0650	0.0700
May 24, 2006	0.0600	0.0800	0.0650	0.0700
June 28, 2006	0.0600	0.0800	0.0650	0.0700
July 26, 2006	0.0600	0.0650	0.0700	0.0750
August 23, 2006	0.0600	0.0650	0.0700	0.0750
	$0.7350	$0.9300	$0.7900	$1.0900

Long-Term Gain Distributions (the funds designate the following amounts as long-term capital gain distributions)

Payable Date	American Strategic Income Portfolio III Amount	American Select Portfolio Amount
January 9, 2006	$0.00047	$0.14367

Shareholder Notification of Federal Tax Status:

ASP, BSP, CSP, and SLA, designate 0.0%, 0.0%, 0.0%, and 0.0% of ordinary income distributions during the fiscal year ended August 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders, respectively.

In addition, ASP, BSP, CSP, and SLA, designate 0.0%, 0.0%, 0.0%, and 0.0% of the ordinary income distributions from net investment income during the fiscal year ended August 31, 2006 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Intenal Revenue Code Section 871(k)(1)(c) for ASP, BSP, CSP, and SLA was 87.73%, 95.02%, 89.09%, and 91.95%, respectively.

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for ASP, BPS, CSP, and SLA, was 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

2006 Annual Report

First American Mortgage Funds

Notice to SHAREHOLDERS (Unaudited) continued

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The funds are required to file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds' Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov. In addition, you may review and copy the funds' Forms N-Q at the Commissions Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY PORTFOLIO HOLDINGS

The funds will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 days of the quarter end.

CERTIFICATIONS

Following the last shareholder meeting, the funds' Chief Executive Officer submitted to the New York Stock Exchange ("NYSE") his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the funds' Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act have been filed with the funds' Form N-CSR filings and are available on the U.S. Securities and Exchange Commission's website at www.sec.gov.

APPROVAL OF THE FUNDS' INVESTMENT ADVISORY AGREEMENTS

The Board of Directors of the funds (the "Board"), which is comprised entirely of independent directors, oversees the management of the funds and, as required by law, determines annually whether to renew the funds' advisory agreements with FAF Advisors, Inc. ("FAF Advisors").

At a meeting on May 1-3, 2006, the Board considered information relating to each fund's investment advisory agreement with FAF Advisors (the "Agreements"). In advance of the meeting, the Board received materials relating to the Agreements, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2006, the Board concluded its consideration of and approved the Agreements through June 30, 2007.

In considering each fund's Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors' services to the fund, (2) the investment performance of the fund, (3) the profitability of FAF Advisors related to the fund, including an analysis of FAF Advisors' cost of providing services and comparative expense information, and (4) other benefits that accrue to FAF Advisors through its relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment

2006 Annual Report

First American Mortgage Funds

company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board determined, however, that because the funds are closed-end funds that issue new shares only in certain circumstances in connection with dividend reinvestments, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreements.

Before approving the Agreements, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreements. Based on its evaluation of those materials, the Board concluded that each Agreement is fair and in the best interests of the respective fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each fund. The Board reviewed FAF Advisors' key personnel who provide investment management services to the funds as well as the fact that, under each Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund's investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors' duties with respect to each fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the fund, including the fund's sub-administrator, transfer agent, and custodian. Finally, the Board considered FAF Advisors' representation that the services provided by FAF Advisors under the Agreement are the types of services customarily provided by investment advisors in the fund industry.

The Board considered compliance reports about FAF Advisors from the funds' Chief Compliance Officer. The Board also considered the information received during its periodic meetings throughout the year with each fund's portfolio management tem.

Based on the foregoing, the Board concluded that each fund is likely to benefit from the nature, extent, and quality of the services provided by FAF Advisors under its Agreement.

Investment Performance of the Funds

The Board considered the performance of each fund, including how the fund performed versus its benchmark index. While the Board also considered how each fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe"), the Board noted that each fund's performance universe was comprised of only eight funds, including ASP, BSP, CSP, and SLA. In light of the limited universe of comparable funds, the Board considered FAF Advisors' representation that the funds' benchmark would be a better standard against which to measure each fund's performance. The performance periods considered by the Board ended January 31, 2006.

The Board noted that each fund significantly outperformed its benchmark for the one-, three-, five-, and ten-year periods. In light of each fund's significant outperformance of its benchmark over every period during which performance was measured, the Board concluded it would be in the interest of each fund and its shareholders to renew its respective Agreement.

2006 Annual Report

First American Mortgage Funds

Notice to SHAREHOLDERS (Unaudited) continued

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors' estimated costs in serving as each fund's investment manager, including the costs associated with the personnel and systems necessary to manage each fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with each fund. For each fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the advisory fees for FAF Advisors' institutional separate accounts are lower than the funds' advisory fees, the funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each fund's advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and each fund's expense ratio compared to the median expense ratio of comparable funds (the "peer group median expense ratio"). The Board noted that each fund's advisory fee and expense ratio were lower than that its peer group medians. The Board concluded that each fund's advisory fee and expense ratio are reasonable in light of the services provided.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the funds, the Board noted that FAF Advisors and certain of its affiliates serve the funds in various capacities, including as adviser, administrator, and custodian, and receive compensation from each fund in connection with providing services to the fund. The Board considered that each service provided to a fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of each Agreement was in interest of the respective fund and its shareholders.

2006 Annual Report

First American Mortgage Funds

Directors and Officers of the Fund
Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer and Treasurer, Bemis, through April 2002.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 1998.	Retired; Vice President, Cargo–United Airlines from July 2001 through July 2004; Vice President, North America-Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments, through 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 1998.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 2001.	Retired; Director, President, and Chief Executive Officer, Weirton Steel through 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cleveland-Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 1998.	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm, since 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair term three years, assuming reelection as a director. Chair of funds' board since 1998; current term expires September 2006. Director of ASP, BSP, CSP, and SLA since August 1998.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Company through 2003.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

2006 Annual Report

First American Mortgage Funds

Notice to SHAREHOLDERS (Unaudited) continued

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of ASP, BSP, CSP, and SLA since February 2001.	Chief Executive Officer of FAF Advisors, Inc.

John G. Wenker FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1951)*	Senior Vice President	Re-elected by the Board annually; Senior Vice President of ASP, BSP, CSP, and SLA since November 1996.	Managing Director of FAF Advisors, Inc., since May 2001; prior thereto, Managing Director of First American Asset Management.

Mark S. Jordahl FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President- Investments	Re-elected by the Board annually; Vice President–Investments of ASP, BSP, CSP, and SLA since September 2001.	Chief Investment Officer of FAF Advisors, Inc.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President- Administration	Re-elected by the Board annually; Vice President–Administration of ASP, BSP, CSP, and SLA since March 2000.	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of ASP, BSP, CSP, and SLA since December 2004.	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President for investment accounting and Fund Treasurer of Thrivent Financial for Lutherans.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of ASP, BSP, CSP, and SLA since September 2005.	Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, U.S. Bancorp Asset Management, Inc., from May 2003. Prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of ASP, BSP, CSP, and SLA since February 2005.	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since February 2005. Prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004. Prior to that, Vice President, Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually: Anti-Money Laundering Officer of ASP, BSP, CSP, and SLA since September 2006.	Anti-Money Laundering Officer of First American Funds and FAF Advisors, Inc., since September 2006. Compliance Manager, FAF Advisors, Inc., since June 2006, prior to that, Compliance Analyst, FAF Advisors, Inc. From October 2004 to June 2006, prior to that, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004, prior to that, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of ASP, BSP, CSP, and SLA since December 2004; prior thereto, Assistant Secretary of ASP, BSP, CSP, and SLA since September 1999.	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since December 2004.	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans from May 2001 to August 2004; prior to that, Consultant, Principal Financial Group.

2006 Annual Report

First American Mortgage Funds

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since December 2004; prior thereto, Secretary of ASP, BSP, CSP, and SLA since June 2002; Assistant Secretary of ASP, BSP, CSP, and SLA from September 1999 to June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall, Minneapolis, MN 55042 (1967)*	Assistant Secretary	Re-elected by the Board annually, Assistant Secretary of ASP, BSP, CSP, and SLA since June 2006 and from June 2003 through August 2004.	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior to that, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company.

*Messrs. Schreier, Wenker, Jordahl, Wilson, Gariboldi, Lui, Mitchell, Agnew, and Ertel, Ms. Stevenson and Ms. Prudhomme are each employees of FAF Advisors, Inc., which serves as investment advisor for the fund.

2006 Annual Report

First American Mortgage Funds

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Board of DIRECTORS

VIRGINIA STRINGER

Chairperson of First American Mortgage Funds
Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III

Director of First American Mortgage Funds
Retired; former Senior Vice President, Chief Financial Officer, and
Treasurer of Bemis Company, Inc.

ROGER GIBSON

Director of First American Mortgage Funds
Retired; former Vice President of Cargo-United Airlines

VICTORIA HERGET

Director of First American Mortgage Funds

Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI

Director of First American Mortgage Funds

Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER

Director of First American Mortgage Funds

Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS

Director of First American Mortgage Funds

Owner and President of Strauss Management Company

JAMES WADE

Director of First American Mortgage Funds

Owner and President of Jim Wade Homes

The Board of Directors of the First American Mortgage Funds is comprised entirely of independent directors.

FIRST AMERICAN

AMERICAN STRATEGIC INCOME PORTFOLIO INC.
AMERICAN STRATEGIC INCOME PORTFOLIO INC. II
AMERICAN STRATEGIC INCOME PORTFOLIO INC. III
AMERICAN SELECT PORTFOLIO INC.
2006 Annual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2006 0248-06 WHOLELOAN-AR

Item 2—Code of Ethics

(a)                    The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b)                   During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(c)                    During the period covered by this report, the registrant did not grant to the registrant’s principal executive officer or principal financial officer any waivers, including implicit waivers, from any provisions of its code of ethics that relate to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(d)                   The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)                    Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $39,912 in the fiscal year ended August 31, 2006, $8,728 in the fiscal period ended August 31, 2005, and $43,762 in the fiscal year ended May 31, 2005, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)                   Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $2,855 in the fiscal year ended August 31, 2006, $709 in the fiscal period ended August 31, 2005, and $2,130 in the fiscal year ended May 31, 2005, including fees associated with the semi-annual review of fund disclosures.

(c)                    Tax Fees - E&Y billed the registrant fees of $8,374 in the fiscal year ended August 31, 2006, $1,091 in the fiscal period ended August 31, 2005, and $9,723 in the fiscal year ended May 31, 2005 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)                   All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal year ended August 31, 2006, the fiscal period ended August 31, 2005, and the fiscal year ended May 31, 2005.

(e)(1)        The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  Seed audits (related to new product filings, as required)

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance, and

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)        All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)                      All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                   The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $27,730 in the fiscal year ended August 31, 2006, $27,500 in the fiscal period ended August 31, 2005, and $29,554 in the fiscal year ended May 31, 2005.

(h)                   The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)                    The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)                   Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, FAF Advisors, Inc. (“FAF Advisors”). The proxy voting policies and procedures of FAF Advisors are as follows:

General Principles

FAF Advisors, Inc. is the investment manager for the First American family of mutual funds and for other separately managed accounts.  As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing.  It is FAF Advisors’ duty to vote proxies in the best interests of clients.  In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.

In the event of a sub-adviser, FAF Advisors may delegate proxy voting to the sub-adviser.  Where such delegation exists, the sub-advisor will be responsible for developing and enforcing proxy voting policies.  FAF Advisors will review these policies annually.

FAF Advisors’ Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures.  The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors’ Proxy Voting Administration Committee (“PVAC”).

The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors’ exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services.  As a result, such policies set forth FAF Advisors’ positions on recurring proxy issues and criteria for addressing non-recurring issues.  These policies are reviewed periodically and therefore are subject to change.  Even though it has adopted ISS’ policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors’ proxy voting service, ISS.  ISS apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provides research on proxy proposals and voting recommendations and casts the actual proxy votes.  ISS also serves as FAF Advisors’ proxy voting record keeper and generates reports on how proxies were voted.

B.  Conflicts of Interest

As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise.  Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest.  By adopting ISS’ policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS’ conflict avoidance policy annually to insure it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the PVAC determines that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote.  The PVAC shall receive voting direction from the Head of Equity Research who will seek voting direction from appropriate investment personnel.  Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of the nature discussed above.

If the PVAC concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the IPC.  Such actions could include, but are not limited to:

1.                                       Obtaining instructions from the affected clients on how to vote the proxy;

2.                                       Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;

3.                                       Voting in proportion to the other shareholders;

4.                                       Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

5.                                       Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors’ Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies.  The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel.  If it is determined that improper influence was attempted, appropriate action shall be taken.  Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities.  In all cases, the IPC shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a portfolio manager may initiate action to override the policy for a particular vote.  Such override shall be reviewed by Legal for material conflicts.  If Legal determines no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.

D. Review and Reports

The PVAC shall maintain a review schedule.  The schedule shall include reviews for the policy, the proxy voting record, account maintenance, and other reviews as deemed prudent by the PVAC.  The PVAC shall review the schedule no less than annually.

The PVAC will report all identified conflicts and how they were addressed to the IPC. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds at each of their regularly scheduled meetings.

E. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov.  Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

FAF Advisors’ separately managed account clients can contact their relationship manager for more information on FAF Advisors’ policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors’ vote.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•                  Fees for non-audit services are excessive.

2. Board of Directors

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•                  Composition of the board and key board committees;

•                  Attendance at board and committee meetings;

•                  Corporate governance provisions and takeover activity;

•                  Disclosures under Section 404 of the Sarbanes-Oxley Act;

•                  Long-term company performance relative to a market and peer index;

•                  Extent of the director’s investment in the company;

•                  Existence of related party transactions;

•                  Whether the chairman is also serving as CEO;

•                  Whether a retired CEO sits on the board;

•                  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•                  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•                  The non-audit fees paid to the auditor are excessive;

•                  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•                  There is a negative correlation between chief executive pay and company performance;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•                  Two-thirds independent board;

•                  All-independent key committees;

•                  Established governance guidelines;

•                  The company does not under-perform its peers.

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•                  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•                  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•                  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•                  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•                  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20 percent trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•                  Market reaction - How has the market responded to the proposed deal?

•                  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•                  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options without prior shareholder approval;

•                  There is a disconnect between CEO pay and the company’s performance;

•                  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•                  The plan is a vehicle for poor pay practices.

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•                  Stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period: - A minimum vesting of three years for stock options or restricted stock; or - Deferred stock payable at the end of a three-year deferral period.

•                  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites for non-employee directors; and

•                  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•                  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•                  A trigger beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•                  The company is conducting animal testing programs that are unnecessary or not required by regulation;

•                  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•                  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•                  The existing level of disclosure on pricing policies;

•                  Deviation from established industry pricing norms;

•                  The company’s existing initiatives to provide its products to needy consumers;

•                  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•                  New legislation is adopted allowing development and drilling in the ANWR region;

•                  The company intends to pursue operations in the ANWR; and

•                  The company has not disclosed an environmental risk report for its ANWR operations.

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•                  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•                  The company does not directly source from CAFOs.

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signator markets unless:

•                  The company does not maintain operations in Kyoto signatory markets;

•                  The company already evaluates and substantially discloses such information; or,

•                  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•                  Past performance as a closed-end fund;

•                  Market in which the fund invests;

•                  Measures taken by the board to address the discount; and

•                  Past shareholder activism, board activity, and votes on related proposals.

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•                  Performance of the fund’s net asset value;

•                  The fund’s history of shareholder relations;

•                  The performance of other funds under the advisor’s management.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)        John G. Wenker is primarily responsible for the day-to-day management of the registrant’s portfolio. Chris J. Neuharth, CFA, is responsible for the management of the mortgage-backed securities portion of the portfolio.

Mr. Wenker, Head of Real Estate, joined FAF Advisors, Inc. (the “Advisor”) in 1992. He has 23 years of financial industry experience, including 14 years in portfolio management.

Mr. Neuharth, Senior Fixed-Income Portfolio Manager, rejoined the Advisor in 2000. He has 25 years of financial industry experience, including 21 years in portfolio management.

(a)(2)        The following table shows, as of the fiscal-year ended August 31, 2006, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
Chris J. Neuharth	Registered Investment Company	8	$3.4 billion	0	0
	Other Pooled Investment Vehicles	1	$1.2 billion	0	0
	Other Accounts	15	$1.4 billion	1	$131.0 million

John G. Wenker	Registered Investment Company	4	$1.3 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

The registrant’s portfolio managers often manage multiple accounts.  The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

(a)(3)        Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter.  The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group.  Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor.  Long-term incentive payments are comprised of two components: (i) phantom equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

(a)(4)      The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal-year ended August 31, 2006.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant

Chris J. Neuharth	$0

John G. Wenker	$100,001 - $500,000

(b)                   Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this item.

Item 11—Controls and Procedures

(a)                      The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)               There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)    Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)      Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3)   Not applicable.

(b)                   Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. III

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2006

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: November 7, 2006